UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05399

THE NEW AMERICA HIGH INCOME FUND, INC.
(Exact name of registrant as specified in charter)

33 Broad Street, Boston, MA			02109
(Address of principal executive offices)			(Zip code)

Ellen E. Terry 33 Broad Street Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 263-6400

Date of fiscal year end:	December 31, 2015

Date of reporting period:	July 1, 2015 to December 31, 2015

EXPLANATORY NOTE: Registrant is filing this amendment to its Form N-CSR for the fiscal year ended December 31, 2015 originally filed with the Securities and Exchange Commission on March 4, 2016 (Accession Number 0001104659-16-102505). The sole purpose of this amendment is to make certain corrections to Items 8(a)2 and 8(a)4. Except for these changes, this amendment does not amend, update or change any other items or disclosures found in the original Form N-CSR filing

Item 1.           Report to Stockholders

  February 18, 2016

Dear Shareholder,

We are pleased to report to our shareholders on the results of The New America High Income Fund (the "Fund") for the year ended December 31, 2015. The Fund's net asset value (the "NAV") was $8.84 as of December 31st. The market price for the Fund's shares ended the period at $7.66, representing a market price discount of 13.3%. During the period the Fund paid dividends totaling $.8075 per share, including a special dividend of $.0925 per share. The annualized dividend yield for a share of common stock purchased on December 31, 2014 at the market price of $8.94 was 9%.

After years of low rates, the Federal Reserve (the "Fed") raised the Federal Funds rate in December. Investors remain concerned about future increases in rates and the impact on the economy and fixed income securities of potential increased interest rates. Interest rate risk is one of the risks faced by bond investors. However, bonds react differently to changing rates. Duration is a measure of the sensitivity of a bond's price to a change in rates. Duration takes into account a bond's maturity and coupon. A relatively short maturity shortens duration as does a relatively high coupon. A short bond duration indicates less sensitivity to changes in interest rates. High yield bonds have relatively lower durations compared to investment grade bonds, resulting in less price volatility in changing rate environments, although high yield bonds are more sensitive to credit risk, resulting in greater price volatility than investment grade bonds in changing economic conditions.

As of December 31st, the Fund had borrowed $80 million through its credit facility (the "Facility") with the Bank of Nova Scotia. Amounts borrowed under the Facility bear interest at an adjustable rate based on a margin above LIBOR. The interest rate on the Facility at the end of the period was 1.22%. The rate the Fund is paying on the Facility is higher than it has been, due to an increase in LIBOR following the increase in the Federal Funds rate. However, the rate still offered an attractive spread relative to the 7.50% market value-weighted average current yield on the Fund's portfolio on December 31st. The Fund's leverage contributed to approximately 23% of the common stock dividends paid in 2015.

As discussed in detail below by T. Rowe Price Associate, Inc. ("T. Rowe Price"), our investment advisor the high yield market experienced a high degree of volatility in 2015. The Fund held more cash than it had in earlier periods and in the third quarter reduced the amount borrowed under the Facility by $10 million due to the investment advisor's cautious outlook. Sales of securities in the period resulted in some losses, with less principal being reinvested. These factors, among others, led to a reduction in the income available for the common dividend. In December, the Fund announced that the February 2016 dividend will be $.06 per share.

We remind our shareholders that there is no certainty that the dividend will remain at the current level. The dividend can be affected by portfolio results, the cost and amount of leverage, market conditions, how fully invested the portfolio is and operating expenses among other factors. Leverage magnifies the effect of price movements on the Fund's net asset value per share. The Fund's leverage increases the Fund's total return in periods of positive high yield market performance. Of course the opposite is true in an unfavorable high yield market.

	Total Returns for the Periods Ending December 31, 2015
	1 Year	3 Years Cumulative
New America High Income Fund (Stock Price and Dividends)*	(5.68%)	(4.02%)
New America High Income Fund (NAV and Dividends)*	(3.55%)	10.34%
Lipper Closed-End Fund Leveraged High Yield Average	(6.70%)	6.02%
Credit Suisse High Yield Index	(4.93%)	4.13%

Sources: Credit Suisse, Lipper Inc., The New America High Income Fund, Inc.

Past performance is no guarantee of future results. Total return assumes the reinvestment of dividends.

The Credit Suisse High Yield Index is an unmanaged indices. Unlike the Fund, the index has no trading activity, expenses or leverage.

*  Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Because the Fund's shares may trade at either a discount or premium to the Fund's net asset value per share, returns based upon the stock price and dividends will tend to differ from those derived from the underlying change in net asset value and dividends. The variance between the Fund's total return based on stock price and dividends and the total return based on the Fund's NAV and dividends is due to the widening of the stock price discount to the NAV over the last year.

Commentary by T. Rowe Price Associates, Inc.
Market Review

As measured by the Credit Suisse High Yield Index (the "Index"), the high yield bond market declined -7.61% in the last half of 2015, ending the year down -4.93%; [2]notable as one of only four calendar year losses over the prior two-and-a-half decades in the high yield asset class. As year-end approached, commodity pressures fiercely reemerged as the primary contributor to the high yield sell-off, which was the prevalent theme for the last 15 months in this market.

The decelerating Chinese economy raised concerns about global growth, leading to renewed declines in commodity prices. Compounding volatility, idiosyncratic risks increased across specific issuers and industries. Market participants had low tolerance for companies that missed earnings forecasts; several pharmaceutical makers came under scrutiny for alleged pricing improprieties; and Sprint received a multi-notch credit rating downgrade on its unsecured debt without warning. Near year-end, investor confidence was further eroded by news that certain fund managers holding concentrated positions in distressed, illiquid debt were not only terminating, but blocking redemptions from their high yield open end mutual funds after suffering material losses this past year.

A lack of liquidity intensified negative high yield bond price action, particularly as record cash inflows to the sector in October dramatically gave way to outflows in November, reaching record redemption levels from open-end high yield funds in December. In addition, new regulations that encouraged dealers to reduce the amount of bonds they are willing to hold in inventory and a seasonally slow holiday period also plagued market trading activity. For much of the period, the market was distinctly divided between (1) higher quality issues and more defensive industries, such as food and cable, and (2) commodities and CCC rated bonds. Amidst this backdrop, the average yield spread-to-worst for the Index compared with U.S. Treasuries widened to 747 basis points and the yield-to-worst on the Index rose to 9.2% at year-end, levels not seen since 2011.

According to J.P. Morgan, only $102 billion of new issues came to market over the period, including only 10 bond deals priced in December for $4.7 billion, a monthly low not seen since 2011. Calendar year 2015 saw a total of $293 billion new issue volume, a decrease of 18% from 2014. For the first year since the global financial crisis, refinancing activity was less than 50% of all new issue volume, while strategic merger and acquisition ("M&A") deals increased. Importantly, lower-rated volume decreased in 2015, signaling that the M&A activity was not overly speculative.

Default volume this year was the highest annual level (excluding Energy Futures and Caesar's Entertainment in 2014) since 2009. The list of issuers that defaulted was dominated by energy and coal names. The debt of these industries composed over 70% of the $37.7 billion in defaults in 2015. The 2015 high yield default rate was 1.82%, well below the long-term average of 3.90%.

Strategy Review

The commodity impact continues to be significant in the high yield market. Energy price declines were amplified over the period after a temporary rally in the spring. The price of Brent crude, the global oil benchmark, fell from $55 per barrel to $37 by year-end—a seven-year low—as inventories far exceeded global demand. Energy constitutes the largest high yield industry; including metals and mining, commodity industries are almost 17% of the high yield bond market. Specifically, the energy market was down nearly -23.8% this year, while metals declined by -23.9%. To illustrate the significance of these industries, the high yield market would have posted slight gains without commodity-related issuers in 2015.

Against this backdrop, the Fund's positioning in the energy sector was, again, one of the top contributors to relative performance for the fourth quarter and for 2015. The portfolio has been positioned with a multiyear underweight to the energy sector based on an environment primed for lower oil prices. Investments in energy issues represented 10.42% of the portfolio at year end, compared with an Index weighting of 12.61%. Credit selection within the sector was a top contributor to outperformance compared to the Index. Our focus on higher-quality, low-cost exploration and production issuers that enjoy balance sheet flexibility and provide an option for M&A has benefited the portfolio.

Similar to energy, the metals and mining sector continued to materially underperform the broader market. Our security selection within this sector detracted from total return for the recent quarter and full year. Commodity prices, particularly coal, are facing strong headwinds from excess global supply and weak demand growth. These secular challenges affected issuers we believed could persevere in a downturn based on their liquidity and leverage characteristics. However, coal prices declined so severely that our limited exposure to the industry negatively affected performance. We reduced and/or eliminated allocations to several metals credits throughout the period as permitted by liquidity and market conditions. Our underweight allocation to the industry partially offset the negative impact of credit selection.

Our exposure to European high yield bonds continues to provide gains in the face of U.S. market declines. The burgeoning sector significantly outperformed its U.S. counterpart in 2015 (hedged to U.S. dollars and in local market terms), for the fourth year in a row. This market benefits from a gradually improving eurozone economy and highly accommodative policy from the European Central Bank. These tailwinds should persist in 2016.

Outlook

We remain cautious in the near term as a number of factors continue to weigh on the high yield market. The majority of bankruptcies this year have been driven by energy and metals issuers, and we expect this default activity to continue through 2016. In addition, the market appears to have little tolerance for any perception of negative headlines. Redemptions from open-end funds escalated toward the end of the period, and we believe outflows could persist for the immediate future, pressuring high yield bond valuations. Liquidity challenges in our asset class have only amplified overall market weakness.

Nevertheless, high yield volatility is occurring within the context of an improving U.S. economy and accommodative central bank policy elsewhere, particularly in Europe. Outside the metals and energy sectors, most high yield issuers continue to perform well. We are finding interesting opportunities given recent market dislocation, but diligent credit analysis and risk assessment is imperative. At year-end, valuations within sectors characteristically more stable, such as food and consumer products, began to reach more attractive levels. We believe a rally may occur in our asset class sometime in 2016, although not likely until the market works through the numerous near-term headwinds.

As always, we aim to deliver high current income while seeking to contain volatility inherent in this market. Our team maintains a commitment to credit research and risk-conscious investing that has led to favorable returns for our high yield clients over various market cycles.

Sincerely,

Ellen E. Terry President The New America High Income Fund, Inc.	Mark Vaselkiv Vice President T. Rowe Price Associates, Inc.

Past performance is no guarantee of future results. The views expressed in this update are as of the date of this letter. These views and any portfolio holdings discussed in the update are subject to change at any time based on market or other conditions. The Fund and T. Rowe Price Associates, Inc. disclaim any duty to update these views, which may not be relied upon as investment advice. In addition, references to specific companies' securities should not be regarded as investment recommendations or indicative of the Fund's portfolio as a whole.

The New America High Income Fund, Inc.

Industry Summary December 31, 2015	As a Percent of Total Investments*
Cable Operators	11.56%
Energy	10.42%
Financial	7.99%
Health Care	7.81%
Services	6.82%
Wireless Communications	6.33%
Broadcasting	4.05%
Information Technology	3.13%
Gaming	3.06%
Other Telecommunications	2.90%
Retail	2.89%
Utilities	2.71%
Building & Real Estate	2.71%
Food/Tobacco	2.55%
Metals & Mining	2.42%
Container	2.42%
Chemicals	2.15%
Automotive	2.14%
Manufacturing	1.89%
Consumer Products	1.88%
Building Products	1.76%
Forest Products	1.56%
Entertainment & Leisure	1.44%
Airlines	1.44%
Aerospace & Defense	1.38%
Satellites	1.20%
Lodging	0.80%
Supermarkets	0.79%
Publishing	0.65%
Restaurants	0.44%
Real Estate Investment Trust Securities	0.39%
Transportation	0.32%
Total Investments	100.00%

*  Percentages do not match the industry percentages in the Schedule of Investments because due to the Fund's leverage total investments exceed net assets by 1.35 times.

Moody's Investors Service Ratings (1) December 31, 2015 (Unaudited)	As a Percent of Total Investments*
Baa2	0.71%
Baa3	2.14%
Total Baa	2.85%
Ba1	5.83%
Ba2	7.00%
Ba3	15.12%
Total Ba	27.95%
B1	14.64%
B2	15.22%
B3	17.59%
Total B	47.45%
Caa1	12.56%
Caa2	5.15%
Caa3	0.58%
Total Caa	18.29%
Ca	0.12%
Unrated	2.08%
Equity	1.26%
Total Investments	100.00%

(1)  SOURCE: Moody's Investors Service, Inc. This table compiles the ratings assigned by Moody's to the Fund's holdings.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2015 (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — 133.33% (d)(f)
Aerospace & Defense — 1.86%
$2,075	Bombardier, Inc., Senior Notes, 7.50%, 03/15/18 (g)	B2	$2,034
425	Huntington Ingalls Industries, Senior Notes, 5%, 11/15/25 (g)	Ba2	432
750	Standard Aero Aviation Holdings Inc., Senior Notes, 10%, 07/15/23 (g)	Caa2	744
350	Transdigm, Inc., Subordinated Notes, 6.50%, 07/15/24	Caa1	348
300	Transdigm, Inc., Subordinated Notes, 6.50%, 05/15/25 (g)	Caa1	291
			3,849
Airlines — 1.95%
1,100	American Airlines, Senior Notes, 5.50%, 10/01/19 (g)	B1	1,089
124	American Airlines, Senior Notes, 5.625%, 01/15/21 (g)	(e)	125
130	United Airlines, Senior Notes, 4.625%, 03/03/24	(e)	130
700	United Continental Holdings, Inc., Senior Notes, 6%, 12/01/20	B1	726
575	United Continental Holdings, Inc., Senior Notes, 6.375%, 06/01/18	B1	598
1,325	US Airways, Inc., Senior Notes, 6.125%, 06/01/18	B1	1,348
			4,016
Automotive — 2.90%
550	Gestamp Fund Lux S.A., Senior Notes, 5.625%, 05/31/20 (g)	B1	560
725	Goodyear Tire & Rubber Company, Senior Notes, 5.125%, 11/15/23	Ba3	738
350	Group 1 Automotive, Inc., Senior Notes, 5%, 06/01/22	Ba2	347
275	Group 1 Automotive, Inc., Senior Notes, 5.25%, 12/15/23 (g)	Ba2	272
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$1,025	Jaguar Land Rover Automotive Plc, Senior Notes, 5.625%, 02/01/23 (g)	Ba2	$1,035
825	MPG Holdco Inc., Senior Notes, 7.375%, 10/15/22	B3	829
825	Omega US Sub LLC, Senior Notes, 8.75%, 07/15/23 (g)	Caa1	761
400	Penske Auto Group, Inc., Senior Notes, 5.75%, 10/01/22	B1	412
475	Schaeffler Finance B.V., Senior Notes, 6.875%, 08/15/18 (g)	Ba3	490
450	Sonic Automotive, Inc., Senior Subordinated Notes, 5%, 05/15/23	B2	428
100	Sonic Automotive, Inc., Senior Subordinated Notes, 7%, 07/15/22	B2	106
			5,978
Broadcasting — 5.48%
1,075	AMC Networks, Inc., Senior Notes, 4.75%, 12/15/22	Ba3	1,075
75	Clear Channel Worldwide Holdings, Inc., Senior Notes, 6.50%, 11/15/22	B2	72
600	Clear Channel Worldwide Holdings, Inc., Senior Notes, 6.50%, 11/15/22	B2	586
325	Cumulus Media Holdings Inc., Senior Notes, 7.75%, 05/01/19	Caa2	109
450	Lamar Media Corporation, Senior Subordinated Notes, 5.875%, 02/01/22	Ba3	473
1,331	MDC Partners, Inc., Senior Notes, 6.75%, 04/01/20 (g)	B3	1,381
475	Media General Financing Sub, Inc., Senior Notes, 5.875%, 11/15/22	B3	473
725	Outfront Media Capital LLC, Senior Notes, 5.25%, 02/15/22	B1	742

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2015 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$250	Outfront Media Capital LLC, Senior Notes, 5.625%, 02/15/24	B1	$258
600	Sinclair Television Group, Inc., Senior Notes, 6.125%, 10/01/22	B1	611
75	Sinclair Television Group, Inc., Senior Notes, 6.375%, 11/01/21	B1	77
1,475	Sirius XM Radio, Inc., Senior Notes, 5.75%, 08/01/21 (g)	Ba3	1,523
200	Sirius XM Radio, Inc., Senior Notes, 6%, 07/15/24 (g)	Ba3	209
850	TEGNA Inc., Senior Notes, 6.375%, 10/15/23	Ba1	890
625	Townsquare Media, Inc., Senior Notes, 6.50%, 04/01/23 (g)	B3	572
1,375	Tribune Media Company, Senior Notes, 5.875%, 07/15/22 (g)	B2	1,372
625	Univision Communications, Inc., Senior Notes, 5.125%, 02/15/25 (g)	B2	594
300	Univision Communications, Inc., Senior Notes, 6.75%, 09/15/22 (g)	B2	310
			11,327
Building & Real Estate — 3.67%
500	CCRE Company, Senior Notes, 7.75%, 02/15/18 (g)	B1	512
350	Greystar Real Estate Partners, LLC, Senior Notes, 8.25%, 12/01/22 (g)	B2	364
1,175	Howard Hughes Corporation, Senior Notes, 6.875%, 10/01/21 (g)	Ba3	1,200
1,550	Jefferies LoanCore LLC, Senior Notes, 6.875%, 06/01/20 (g)	B2	1,472
325	Ladder Capital Finance Holdings LLLP, Senior Notes, 5.875%, 08/01/21 (g)	Ba3	296
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$400	Ladder Capital Finance Holdings LLLP, Senior Notes, 7.375%, 10/01/17	Ba3	$398
450	Realology Group LLC, Senior Notes, 5.25%, 12/01/21 (g)	B2	461
550	RPG Byty s.r.o., Senior Notes, 6.75%, 05/01/20 (g) (EUR)	Ba2	622
350	Shea Homes Limited Partnership, Senior Notes, 5.875%, 04/01/23 (g)	B2	359
425	Taylor Morrison Communities, Inc., Senior Notes, 5.875%, 04/15/23 (g)	B2	419
675	William Lyon Homes, Inc., Senior Notes, 7%, 08/15/22	B3	678
750	William Lyon Homes, Inc., Senior Notes, 8.50%, 11/15/20	B3	793
			7,574
Building Products — 2.39%
250	ABC Supply Company, Inc., Senior Notes, 5.75%, 12/15/23 (g)	B3	252
550	Builders First Source, Inc., Senior Notes, 7.625%, 06/01/21 (g)	B3	578
725	Cemex Finance LLC, Senior Notes, 9.375%, 10/12/22 (g)	(e)	764
550	LSF9 Balta Issuer, S.A., Senior Notes, 7.75%, 09/15/22 (EUR)	B2	629
275	Masonite International Corporation, Senior Notes, 5.625%, 03/15/23 (g)	B2	283
575	Nortek, Inc., Senior Notes, 8.50%, 04/15/21	B3	597
750	Reliance Intermediate Holdings L.P., Senior Notes, 6.50%, 04/01/23 (g)	B1	780
750	RSI Home Products, Inc., Senior Notes, 6.50%, 03/15/23 (g)	B1	773

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2015 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$275	Springs Industries, Inc., Senior Notes, 6.25%, 06/01/21	B2	$273
			4,929
Cable Operators — 15.65%
375	Altice Financing S.A., Senior Notes, 6.625%, 02/15/23 (g)	B1	370
1,100	Altice Financing S.A., Senior Notes, 7.625%, 02/15/25 (g)	B3	949
1,350	Altice Financing S.A., Senior Notes, 7.75%, 05/15/22 (g)	B3	1,215
400	Altice US Finance II Corporation, Senior Notes, 7.75%, 07/15/25 (g)	Caa1	366
600	Altice Financing S.A., Senior Notes, 8.125%, 01/15/24 (g)	B3	580
1,629	Altice Financing S.A., Senior Notes, 9.875%, 12/15/20 (g)	B3	1,735
800	B Communications Ltd., Senior Notes, 7.375%, 02/15/21 (g)	(e)	862
475	Block Communications, Inc., Senior Notes, 7.25%, 02/01/20 (g)	B1	475
300	Cable One, Inc., Senior Notes, 5.75%, 06/15/22 (g)	B1	299
725	CCO Holdings, LLC, Senior Notes, 5.25%, 09/30/22	B1	731
425	CCO Holdings, LLC, Senior Notes, 5.75%, 09/01/23	B1	437
1,225	CCO Holdings, LLC, Senior Notes, 5.75%, 01/15/24	B1	1,262
2,350	CCO Holdings, LLC, Senior Notes, 6.625%, 01/31/22	B1	2,482
650	Cequel Communications Holdings I, LLC, Senior Notes, 5.125%, 12/15/21 (g)	Caa1	582
1,775	Cequel Communications Holdings I, LLC, Senior Notes, 6.375%, 09/15/20 (g)	Caa1	1,733
525	Dish DBS Corporation, Senior Notes, 5.875%, 07/15/22	Ba3	489
1,125	Dish DBS Corporation, Senior Notes, 6.75%, 06/01/21	Ba3	1,136
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$550	LGE Holdco VI B.V., Senior Notes, 7.125%, 05/15/24 (g) (EUR)	B2	$647
800	Mediacom Broadband LLC, Senior Notes, 6.375%, 04/01/23	B2	782
3,550	Neptune Finco Corporation, Senior Notes, 10.125%, 01/15/23 (g)	B2	3,705
550	Neptune Finco Corporation, Senior Notes, 10.875%, 10/15/25 (g)	B2	576
650	Netflix, Inc., Senior Notes, 5.375%, 02/01/21	B1	681
1,700	Numericable Group, S.A., Senior Notes, 6.25%, 05/15/24 (g)	B1	1,641
425	United Group BV, Senior Notes, 7.875%, 11/15/20 (EUR) (g)	B2	486
100	United Group BV, Senior Notes, 7.875%, 11/15/20 (g) (EUR)	B2	114
825	United Group BV, Senior Notes, 7.875%, 11/15/20 (EUR)	B2	943
900	Unitymedia Hessen GmbH & Company, Senior Notes, 5%, 01/15/25 (g)	Ba3	860
1,775	Unitymedia Kabel BW GmbH, Senior Notes, 6.125%, 01/15/25 (g)	B3	1,744
428	UPCB Finance Limited, Senior Notes, 6.875%, 01/15/22 (g)	Ba3	451
575	Videotron Ltee., Senior Notes, 5%, 07/15/22	Ba2	574
375	Virgin Media Finance, Plc, Senior Notes, 6%, 10/15/24 (g)	B2	374
650	Virgin Media Finance, Plc, Senior Notes, 6.375%, 04/15/23 (g)	B2	660
325	Virgin Media Secured Finance, Plc, Senior Notes, 5.25%, 01/15/26 (g)	Ba3	312
700	VTR Finance B.V., Senior Notes, 6.875%, 01/15/24 (g)	B1	648

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2015 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$310	WideOpenWest Finance, LLC, Senior Notes, 10.25%, 07/15/19	Caa1	$294
825	WideOpenWest Finance, LLC, Senior Subordinated Notes, 13.375%, 10/15/19	Caa1	775
375	Ziggo Bond Finance BV, Senior Notes, 5.875%, 01/15/25 (g)	B2	348
			32,318
Chemicals — 2.91%
990	Consolidated Energy Finance, Senior Notes, 6.75%, 10/15/19 (g)	B2	950
475	W.R. Grace & Company Conn., Senior Notes, 5.125%, 10/01/21 (g)	Ba3	481
1,425	Hexion Specialty Chemicals, Inc., Senior Notes, 6.625%, 04/15/20	B3	1,108
250	Hexion Specialty Chemicals, Inc., Senior Notes, 10%, 04/15/20	B3	206
350	Ineos Group Holdings S.A., Senior Notes, 6.125%, 08/15/18 (g)	B3	346
475	Platform Specialty Products Corporation, Senior Notes, 6.50%, 02/01/22 (g)	Caa1	410
475	Platform Specialty Products Corporation, Senior Notes, 10.375%, 05/01/21 (g)	Caa1	473
1,225	PQ Corporation, Senior Notes, 8.75%, 11/01/18 (g)	Caa1	1,188
925	Univar, Inc., Senior Notes, 6.75%, 07/15/23 (g)	Caa1	844
			6,006
Consumer Products — 2.54%
575	24 Hour Holdings III LLC, Senior Notes, 8%, 06/01/22 (g)	Caa1	468
100	Boardriders, S.A., Senior Notes, 8.875%, 12/15/17 (g) (EUR)	Caa2	103
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$300	Central Garden and Pet Company, Senior Notes, 6.125%, 11/15/23	B2	$303
625	Energizer Spinco, Inc., Senior Notes, 5.50%, 06/15/25 (g)	Ba3	589
275	Levi Strauss & Co., Senior Notes, 6.875%, 05/01/22	Ba2	295
675	Lifetime Fitness, Inc., Senior Notes, 8.50%, 06/15/23 (g)	Caa1	645
100	Quiksilver Inc., Senior Notes, 10%, 08/01/20 (a)(b)	(e)	5
325	Scotts Miracle-Gro Company, Senior Notes, 6%, 10/15/23 (g)	B1	339
375	Spectrum Brands Escrow, Senior Notes, 5.75%, 07/15/25 (g)	B2	384
650	Spectrum Brands Escrow, Senior Notes, 6.625%, 11/15/22	B2	685
750	Sun Products, Senior Notes, 7.75%, 03/15/21 (g)	Caa2	647
400	Tempur Sealy International Inc., Senior Notes, 5.625%, 10/15/23 (g)	B1	406
375	Vista Outdoor Inc. Inc, Senior Notes, 5.875%, 10/01/23 (g)	Ba3	385
			5,254
Container — 3.27%
425	AEP Industries, Inc., Senior Notes, 8.25%, 04/15/19	B3	436
755	Ardagh Finance Holdings S.A., Senior Notes, 8.375%, 06/15/19 (g)(h) (EUR)	Caa2	827
833	Ardagh Finance Holdings S.A., Senior Notes, 8.625%, 06/15/19 (g)(h)	Caa2	815
400	Beverage Packaging Holdings (Lux) II S.A., Senior Notes, 5.625%, 12/15/16 (g)	Caa2	395
750	Beverage Packaging Holdings (Lux) II S.A., Senior Subordinated Notes, 6%, 06/15/17 (g)	Caa2	725
275	Bormioli Rocco Holdings, Senior Notes, 10%, 08/01/18 (g) (EUR)	B3	312

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2015 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$700	Consolidated Container Company LLC, Senior Notes, 10.125%, 07/15/20 (g)	Caa2	$574
1,100	Reynolds Group Issuer, Inc., Senior Notes, 8.25%, 02/15/21	Caa2	1,064
1,425	SIG Combibloc Holdings, Senior Notes, 7.75%, 02/15/23 (g) (EUR)	Caa1	1,613
			6,761
Energy — 13.53%
200	Archrock Partners, Senior Notes, 6%, 04/01/21	B1	164
350	Archrock Partners, Senior Notes, 6%, 10/01/22	B1	285
925	CGG SA, Senior Notes, 6.875%, 01/15/22	Caa1	402
1,220	Chesapeake Energy Corp., Senior Notes, 8%, 12/15/22 (g)	B1	592
1,325	Concho Resources, Inc., Senior Notes, 5.50%, 04/01/23	Ba2	1,216
300	Concho Resources, Inc., Senior Notes, 7%, 01/15/21	Ba2	297
350	CrownRock, L.P., Senior Notes, 7.125%, 04/15/21 (g)	Caa1	328
1,000	CrownRock, L.P., Senior Notes, 7.75%, 02/15/23 (g)	Caa1	950
825	Denbury Resources, Inc., Senior Notes, 5.50%, 05/01/22	B1	272
175	EPL Oil and Gas, Inc., Senior Notes, 8.25%, 02/15/18	Ca	45
900	Ferrellgas, L.P., Senior Notes, 6.50%, 05/01/21	B2	765
645	Gulfport Energy Corporation, Senior Notes, 6.625%, 05/01/23	B2	539
325	Gulfport Energy Corporation, Senior Notes, 7.75%, 11/01/20	B2	291
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$1,725	Matador Resources Company, Senior Notes, 6.875%, 04/15/23	B3	$1,604
825	MPLX LP, Senior Notes, 4.50%, 07/15/23 (g)	Baa3	738
325	Newfield Exploration Company, Senior Notes, 5.375%, 01/01/26	Ba1	257
450	Newfield Exploration Company, Senior Notes, 5.625%, 07/01/24	Ba1	373
675	Newfield Exploration Company, Senior Subordinated Notes, 5.75%, 01/30/22	Ba1	594
250	Noble Energy, Inc., Senior Notes, 5.875%, 06/01/22	Baa2	235
1,825	Noble Energy, Inc., Senior Notes, 5.875%, 06/01/24	Baa2	1,751
1,725	Pacific Exploration and Production Corporation, Senior Notes, 5.375%, 01/26/19 (a)(g)	Caa3	388
825	Pacific Exploration and Production Corporation, Senior Notes, 5.625%, 01/19/25 (a)(g)	Caa3	165
1,250	Parsley Energy LLC, Senior Notes 7.50%, 2/15/22 (g)	Caa1	1,194
275	PBF Holding Company, LLC, Senior Notes, 7%, 11/15/23 (g)	B1	269
775	Penn Virginia Corporation, Senior Notes, 7.25%, 04/15/19	Ca	101
800	Penn Virginia Corporation, Senior Notes, 8.50%, 05/01/20	Ca	120
1,675	Range Resources Corporaiton, Senior Subordinated Notes, 4.875%, 05/15/25 (g)	Ba1	1,281
90	Rowan Companies, Inc., Senior Notes, 7.875%, 08/01/19	Baa3	89
950	Sabine Pass LNG, L.P., Senior Notes, 6.25%, 03/15/22	Ba3	869
1,250	SESI, L.L.C., Senior Notes, 7.125%, 12/15/21	Baa3	1,106

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2015 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$2,475	Seven Generations Energy Ltd., Senior Notes, 8.25%, 05/15/20 (g)	B2	$2,227
550	Seven Generations Energy Ltd., Senior Notes, 6.75%, 05/01/23 (g)	B2	462
100	SM Energy Company, Senior Notes, 5.625%, 06/01/25	Ba2	67
650	SM Energy Company, Senior Notes, 6.50%, 01/01/23	Ba2	476
1,450	Targa Resources Partners L.P., Senior Notes, 4.25%, 11/15/23	Ba2	1,116
800	Targa Resources Partners L.P., Senior Notes, 5.25%, 05/01/23	Ba2	644
675	Targa Resources Partners L.P., Senior Notes, 6.75%, 03/15/24 (g)	Ba2	574
675	Tervita Corporation, Senior Notes, 10.875%, 02/15/18 (g)	Caa3	159
250	Transocean, Inc., Senior Notes, 6%, 03/15/18	Ba2	223
25	Weatherford International Ltd. (Bermuda), Senior Notes, 6.75%, 09/15/40	Ba1	18
250	Weatherford International Ltd. (Bermuda), Senior Notes, 9.625%, 03/01/19	Ba1	243
975	Whiting Petroleum Corporation, Senior Notes, 6.25%, 04/01/23	Ba3	707
425	WPX Energy, Inc., Senior Notes, 5.25%, 01/15/17	Ba1	402
100	WPX Energy, Inc., Senior Notes, 5.25%, 09/15/24	Ba1	67
1,525	WPX Energy, Inc., Senior Notes, 6%, 01/15/22	Ba1	1,086
850	WPX Energy, Inc., Senior Notes, 7.50%, 08/01/20	Ba1	697
1,275	WPX Energy, Inc., Senior Notes, 8.25%, 08/01/23	Ba1	1,033
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$450	YPF Sociedad Anonima, Senior Notes, 8.875%, 12/19/18 (g)	Caa1	$456
			27,937
Entertainment & Leisure — 1.95%
1,350	AMC Entertainment, Inc., Senior Subordinate Notes, 5.75%, 06/15/25	B2	1,353
425	ClubCorp Club Operations, Inc., Senior Notes, 8.25%, 12/15/23 (g)	B3	417
425	Entertainment One, Ltd. Senior Notes, 6.875%, 12/15/22 (g) (GBP)	B1	624
1,300	Regal Entertainment Group, Senior Notes, 5.75%, 03/15/22	B3	1,305
322	WMG Acquisition Corporation, Senior Notes, 6%, 01/15/21 (g)	B1	323
			4,022
Financial — 10.78%
450	Aircastle Limited, Senior Notes, 5.50%, 02/15/22	Ba2	461
600	Ally Financial, Inc., Senior Notes, 5.75%, 11/20/25	(e)	606
619	Ally Financial, Inc., Senior Notes, 7.50%, 09/15/20	Ba3	703
1,200	Citigroup, Inc. 5.95%, 12/29/49	Ba2	1,197
1,200	CNO Financial Group Inc., Senior Notes, 5.25%, 05/30/25	Ba1	1,221
1,200	Discover Financial Services, Senior Notes, 10.25%, 07/15/19	Ba1	1,445
525	E*Trade Financial Corporation, Senior Notes, 5.375%, 11/15/22	Baa3	553
1,200	Goldman Sachs Group, Inc. 5.375%, 12/29/49	Ba1	1,188
475	HRG Group, Inc., Senior Notes, 7.75%, 01/15/22	Caa1	471
100	HRG Group, Inc., Senior Notes, 7.875%, 07/15/19 (g)	Ba3	105

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2015 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$525	HRG Group, Inc., Senior Notes, 7.875%, 07/15/19	Ba3	$553
800	Hub International Limited, Senior Notes, 7.875%, 10/01/21 (g)	Caa1	718
475	Hub Holdings LLC, Senior Notes, 8.125%, 07/15/19 (g)	Caa2	442
650	Icahn Enterprises, Senior Notes, 4.875%, 03/15/19	Ba3	644
1,200	Icahn Enterprises, Senior Notes, 6%, 08/01/20	Ba3	1,206
1,200	JP Morgan Chase & Co. 5.30%, 12/29/49	Baa3	1,195
250	National Financial Partnership, Senior Notes, 9%, 07/15/21 (g)	Caa2	229
1,400	Nationstar Mortgage LLC, Senior Notes, 6.50%, 07/01/21	B2	1,239
225	Nationstar Mortgage LLC, Senior Notes, 7.875%, 10/01/20	B2	215
850	Navient Corporation, Senior Notes, 5%, 10/26/20	Ba3	748
500	Navient Corporation, Senior Notes, 5.875%, 03/25/21	Ba3	445
1,050	Ocwen Financial Group, Senior Notes, 6.625%, 05/15/19	B3	924
475	OneMain Financial Holdings, Inc., Senior Notes, 6.75%, 12/15/19 (g)	B2	482
450	OneMain Financial Holdings, Inc., Senior Notes, 7.25%, 12/15/21 (g)	B2	452
850	Provident Funding Associates, L.P., Senior Notes, 6.75%, 06/15/21 (g)	Ba3	822
1,125	Quicken Loans, Inc., Senior Notes, 5.75%, 05/01/25 (g)	Ba2	1,072
525	Synovus Financial Corporation, Senior Notes, 7.875%, 02/15/19	Ba2	580
800	USI Inc., Senior Notes, 7.75%, 01/15/21 (g)	Caa2	768
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$825	Walter Investment Management Corporation, Senior Notes, 7.875%, 12/15/21	B3	$652
1,000	Wayne Merger Sub, LLC, Senior Notes, 8.25%, 08/01/23 (g)	Caa2	935
			22,271
Food/Tobacco — 3.45%
475	Boparan Finance, Plc, Senior Notes, 5.25%, 07/15/19 (g) (GBP)	B2	652
600	Constellation Brands, Inc., Senior Notes, 6%, 05/01/22	Ba1	659
425	Cott Beverages, Inc., Senior Notes, 6.75%, 01/01/20	B3	440
450	Darling Escrow Corporation, Senior Notes, 5.375%, 01/15/22	Ba3	444
750	Dean Foods Company, Senior Notes, 6.50%, 03/15/23 (g)	B2	778
650	JBS USA, LLC, Senior Notes, 5.875%, 07/15/24 (g)	Ba2	588
600	JBS USA, LLC, Senior Notes, 7.75%, 10/28/20 (g)	(e)	575
800	Minerva Luxembourg S.A., Senior Notes, 7.75%, 01/31/23 (g)	B1	754
525	Post Holdings, Inc., Senior Notes, 6.75%, 12/01/21 (g)	B3	535
825	Post Holdings, Inc., Senior Notes, 7.375%, 02/15/22	B3	860
200	Post Holdings, Inc., Senior Notes, 7.75%, 03/15/24 (g)	B3	210
175	Post Holdings, Inc., Senior Notes, 8%, 07/15/25 (g)	B3	185
425	Shearers Food, Inc., Senior Notes, 9%, 11/01/19 (g)	B1	448
			7,128
Forest Products — 2.11%
275	Cascades, Inc., Senior Notes, 5.50%, 07/15/22 (g)	Ba3	267
1,150	Cascades, Inc., Senior Notes, 5.75%, 07/15/23 (g)	Ba3	1,110

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2015 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$650	P.H. Glatfelter Company, Senior Notes, 5.375%, 10/15/20	Ba1	$650
325	Graphic Packaging International, Inc., Senior Notes, 4.75%, 04/15/21	Ba2	332
625	Mercer International, Inc., Senior Notes, 7%, 12/01/19	B2	625
350	Mercer International, Inc., Senior Notes, 7.75%, 12/01/22	B2	353
400	Norbord, Inc., Senior Notes, 6.25%, 04/15/23 (g)	Ba2	394
575	Potlach Corporation, Senior Notes, 7.50%, 11/01/19	Baa3	630
			4,361
Gaming — 4.14%
850	Cirsa Funding Luxembourg S.A., Senior Notes, 5.875%, 05/15/23 (g) (EUR)	B3	872
443	Cirsa Funding Luxembourg S.A., Senior Notes, 8.75%, 05/15/18 (g) (EUR)	B3	485
325	Eldorado Resorts, Inc., Senior Notes, 7%, 08/01/23 (g)	Caa1	319
700	Great Canadian Gaming Corporation, Senior Notes, 6.625%, 07/25/22 (g) (CAD)	B1	501
959	International Game Technology Plc, Senior Notes, 6.25%, 02/15/22 (g)	Ba2	899
800	International Game Technology Plc, Senior Notes, 6.50%, 02/15/25 (g)	Ba2	704
425	Intralot Finance Luxembourg S.A., Senior Notes, 9.75%, 08/15/18 (g) (EUR)	B1	479
875	MGM Resorts International, Senior Notes, 6%, 03/15/23	B3	866
925	MGM Resorts International, Senior Notes, 6.625%, 12/15/21	B3	943
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$375	Peninsula Gaming, LLC, Senior Notes, 8.375%, 02/15/18 (g)	Caa1	$382
257	Rivers Pittsburgh Borrower, L.P., Senior Notes, 9.50%, 06/15/19 (g)	B3	266
275	Safari Holding Verwaltungs GmbH, Senior Notes, 8.25%, 02/15/21 (g) (EUR)	B2	313
500	Scientific Games International Inc., Senior Notes, 7%, 01/01/22 (g)	Ba3	475
375	Shingle Springs Tribal Gaming Authority, Senior Notes, 9.75%, 09/01/21 (g)	B2	383
200	Station Casinos LLC, Senior Notes, 7.50%, 03/01/21	Caa1	205
525	Wynn Macau Ltd., Senior Notes, 5.25%, 10/15/21 (g)	Ba2	461
			8,553
Health Care — 10.31%
350	Acadia Healthcare Company, Inc., Senior Notes 5.625%, 02/15/23	B3	330
450	AMAG Pharmaceuticals, Inc., Senior Notes, 7.875%, 09/01/23 (g)	B3	394
725	Capsugel S.A., Senior Notes, 7%, 05/15/19 (g)	Caa1	709
2,150	Community Health Systems Company, Senior Notes, 6.875%, 02/01/22	B3	2,034
225	Concordia Healthcare Corporation, Senior Notes, 7%, 04/15/23 (g)	Caa2	195
450	Concordia Healthcare Corporation, Senior Notes, 9.50%, 10/21/22 (g)	Caa2	443
450	Crimson Merger, Inc., Senior Notes, 6.625%, 05/15/22 (g)	Caa1	306
450	DPX Holdings BV, Senior Notes, 7.50%, 02/01/22 (g)	Caa1	433
725	Endo Finance LLC, Senior Notes, 6%, 07/15/23 (g)	B1	721
575	Endo Finance LLC, Senior Notes, 6%, 02/01/25 (g)	B1	568

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2015 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$575	Ephios Bondco PLC, Senior Notes, 6.25%, 07/01/22 (g) (EUR)	B2	$649
150	HCA, Inc., Senior Notes, 5%, 03/15/24	Ba1	150
175	HCA, Inc., Senior Notes, 5.375%, 02/01/25	B1	172
1,375	HCA, Inc., Senior Notes, 7.50%, 02/15/22	B1	1,519
275	Hill-Rom Holdings, Inc., Senior Notes, 5.75%, 09/01/23 (g)	B1	280
450	Horizon Pharma Financing, Senior Notes, 6.625%, 05/01/23 (g)	B2	399
800	Iasis Healthcare Capital 8.375%, 05/15/19	Caa1	736
1,000	JLL/Delta Dutch Senior Notes, 8.75%, 05/01/20 (g)	Caa2	965
625	Kindred Healthcare, Inc., Senior Notes, 8%, 01/15/20	B2	569
525	Medi Partenaires SAS, Senior Notes, 7%, 05/15/20 (g) (EUR)	B2	605
525	MPT Operating Partnership, L.P., Senior Notes, 6.875%, 05/01/21	Ba1	544
450	Molina Healthcare, Inc., Senior Notes, 5.375%, 11/15/22 (g)	Ba3	450
525	Opal Acquisition, Inc., Senior Note, 8.875%, 12/15/21 (g)	Caa2	435
125	Select Medical Corporation, Senior Notes, 6.375%, 06/01/21	B3	110
250	Synlab Bondco PLC, Senior Notes, 8.25%, 07/01/23 (g) (EUR)	Caa1	274
300	Tenet Healthcare Corporation, Senior Notes, 4.012%, 06/15/20 (g)	Ba2	293
832	Tenet Healthcare Corporation, Senior Notes, 6.75%, 06/15/23	B3	763
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$575	Tenet Healthcare Corporation, Senior Notes, 8.125%, 04/01/22	B3	$569
275	Truven Health Analytics, Senior Notes, 10.625%, 06/01/20	Caa2	278
650	Universal Hospital Services, Inc., Senior Notes, 7.625%, 08/15/20	B3	612
675	Valeant Pharmaceuticals International, Senior Notes, 5.375%, 03/15/20 (g)	B1	636
1,925	Valeant Pharmaceuticals International, Senior Notes, 5.875%, 05/15/23 (g)	B1	1,723
2,075	Valeant Pharmaceuticals International, Senior Notes, 6.375%, 10/15/20 (g)	B1	1,997
350	Valeant Pharmaceuticals International, Senior Notes, 6.75%, 08/15/21 (g)	B1	339
100	Valeant Pharmaceuticals International, Senior Notes, 7%, 10/01/20 (g)	B1	100
			21,300
Information Technology — 4.24%
700	Advanced Micro Devices, Inc., Senior Notes, 6.75%, 03/01/19	Caa2	508
365	Alcatel Lucent USA, Inc., Senior Notes, 6.75%, 11/15/20 (g)	B2	385
400	Alcatel Lucent USA, Inc., Senior Notes, 8.875%, 01/01/20 (g)	B2	424
875	Ancestry.com Inc., Senior Notes, 9.625%, 10/15/18 (g)	Caa1	862
1,325	Ancestry.com Inc., Senior Notes, 11%, 12/15/20	B3	1,418
1,700	Bankrate, Inc., Senior Notes, 6.125%, 08/15/18 (g)	B2	1,717
700	Blue Coat Holdings, Inc., Senior Notes, 8.375%, 06/01/23 (g)	B2	703

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2015 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$350	BMC Software, Inc., Senior Notes, 7.25%, 06/01/18	Caa1	$289
875	CommScope Technologies LLC, Senior Notes, 6%, 06/15/25 (g)	B2	842
525	Match Group, Inc., Senior Notes, 6.75%, 12/15/22 (g)	Caa2	518
350	Micron Technology, Inc., Senior Notes, 5.25%, 08/01/23 (g)	Ba3	312
400	NXP B.V., Senior Notes, 5.75%, 02/15/21 (g)	Ba2	416
350	SS&C Technologies Holdings, Inc., Senior Notes, 5.875%, 07/15/23 (g)	B3	361
			8,755
Lodging — 1.08%
850	Hilton Worldwide Finance, Senior Notes, 5.625%, 10/15/21	B2	882
1,325	Playa Resorts Holding B.V., Senior Notes, 8%, 08/15/20 (g)	Caa1	1,345
			2,227
Manufacturing — 2.57%
700	Accudyne Industries Borrower S.C.A., Senior Notes, 7.75%, 12/15/20 (g)	Caa3	508
1,350	Apex Tool Group, Senior Notes, 7%, 02/01/21 (g)	Caa1	1,053
400	CNH Capital LLC, Senior Notes, 3.625%, 04/15/18	Ba1	394
500	Gardner Denver Inc., Senior Notes, 6.875%, 08/15/21 (g)	Caa1	384
600	Milacron LLC, Senior Notes, 7.75%, 02/15/21 (g)	Caa1	549
700	Pfleiderer GmbH, Senior Notes, 7.875%, 08/01/19 (EUR)	B3	788
700	Sensata Technologies UK Financing Company plc, Senior Notes, 6.25%, 02/15/26 (g)	Ba3	728
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$975	Terex Corporation, Senior Notes, 6%, 05/15/21	B3	$896
			5,300
Metals & Mining — 3.28%
300	Aleris International, Inc., Senior Notes, 7.625%, 02/15/18	B3	255
725	Aleris International, Inc., Senior Notes, 7.875%, 11/01/20	B3	551
500	ArcelorMittal, Senior Notes, 10.85%, 06/01/19	Ba2	473
625	BlueScope Steel (Finance) Limited, Senior Notes, 7.125%, 05/01/18 (g)	Ba3	600
825	Consol Energy, Inc., Senior Notes, 8%, 04/01/23 (g)	B3	545
675	Eldorado Gold Corporation, Senior Notes, 6.125%, 12/15/20 (g)	Ba3	587
625	HudBay Minerals, Inc., Senior Notes, 9.50%, 10/01/20	B3	458
675	Lundin Mining Corporation, Senior Notes, 7.50%, 11/01/20 (g)	Ba2	634
1,075	Murray Energy Corporation, Senior Notes, 11.25%, 04/15/21 (g)	Caa2	199
425	Novelis, Inc., Senior Notes, 8.75%, 12/15/20	B2	390
675	Nyrstar Netherlands Holdings B.V., Senior Notes, 8.50%, 09/15/19 (g) (EUR)	B3	596
775	Ryerson Inc., Senior Secured Notes, 9%, 10/15/17	Caa2	597
536	Ryerson Inc., Senior Secured Notes, 11.25%, 10/15/18	Caa3	413
50	SunCoke Energy Partners, L.P., Senior Notes, 7.375%, 02/01/20 (g)	B1	31
450	SunCoke Energy Partners, L.P., Senior Notes, 7.375%, 02/01/20 (g)	B1	279

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2015 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$275	SunCoke Energy Partners, L.P., Senior Notes, 7.375%, 02/01/20 (g)	B1	$170
			6,778
Other Telecommunications — 3.93%
1,325	DuPont Fabros Technology L.P., Senior Notes, 5.875%, 09/15/21	Ba1	1,378
250	Earthlink Inc., Senior Notes, 7.375%, 06/01/20	Ba3	254
475	Equinix, Inc., Senior Notes, 5.375%, 01/01/22	B1	489
600	Equinix, Inc., Senior Notes, 5.375%, 04/01/23	B1	612
250	Equinix, Inc., Senior Notes, 5.75%, 01/01/25	B1	256
1,475	Frontier Communications, Inc., Senior Notes, 8.875%, 09/15/20 (g)	Ba3	1,492
425	Level 3 Communications, Inc., Senior Notes, 5.75%, 12/01/22	B2	434
725	Level 3 Financing, Inc., Senior Notes, 5.375%, 01/15/24 (g)	B1	729
250	Level 3 Financing, Inc., Senior Notes, 5.625%, 02/01/23	B1	254
125	Level 3 Financing, Inc., Senior Notes, 6.125%, 01/15/21	B1	129
325	Level 3 Financing, Inc., Senior Notes, 7%, 06/01/20	B1	340
650	Rackspace Hosting, Inc., Senior Notes, 6.50%, 01/15/24 (g)	Ba1	626
700	Telecom Italia, Senior Notes, 6.375%, 06/24/19 (GBP)	Ba1	1,119
			8,112
Publishing — .88%
250	Harland Clarke Holdings Corporation, Senior Notes, 6.875%, 03/01/20 (g)	B1	208
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$225	MHGE Parent, LLC, Senior Notes, 8.50%, 08/01/19 (g)	Caa1	$223
525	Time, Inc., Senior Notes, 5.75%, 04/15/22 (g)	B1	484
875	Trader Corporation, Senior Notes, 9.875%, 08/15/18 (g)	B1	910
			1,825
Real Estate Investment Trust Securities — .53%
1,100	CBRE Services, Inc., Senior Notes, 5%, 03/15/23	Baa3	1,099
Restaurants — .60%
425	1011778 B.C. United Liability Company, Senior Notes, 4.625%, 01/15/22 (g)	Ba3	425
300	P.F. Chang's China Bistro, Inc., Senior Notes, 10.25%, 06/30/20 (g)	Caa1	247
575	Seminole Hard Rock Entertainment Inc., Senior Notes, 5.875%, 05/15/21 (g)	B2	574
			1,246
Retail — 3.92%
175	Chinos Intermediary Holdings A, Inc., Senior Notes, 7.75%, 05/01/19 (g)	Caa2	44
150	Claire's Stores, Inc., Senior Subordinated Notes, 10.50%, 06/01/17	Ca	75
350	David's Bridal, Inc., Senior Notes, 7.75%, 10/15/20 (g)	Caa2	195
275	Dollar Tree, Inc., Senior Notes 5.25%, 03/01/20 (g)	Ba3	286
1,575	Dollar Tree, Inc., Senior Notes 5.75%, 03/01/23 (g)	Ba3	1,634
600	Douglas GmbH, Senior Notes, 6.25%, 07/15/22 (g) (EUR)	B1	684
675	Guitar Center Inc., Senior Notes, 6.50%, 04/15/19 (g)	B3	569
400	Kirk Beauty One GmbH, Senior Notes, 8.75%, 07/15/23 (g) (EUR)	Caa1	447
725	Magnolia S.A., Senior Notes, 9%, 08/01/20 (g) (EUR)	B2	835
775	Matalan Finance Plc, Senior Notes, 6.875%, 06/01/19 (g) (GBP)	B2	952

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2015 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$150	Neiman Marcus Group, Ltd., Senior Notes, 8%, 10/15/21 (g)	Caa2	$111
425	New Look Secured Issuer Plc, Senior Notes, 6.50%, 07/01/22 (g) (GBP)	B1	620
325	New Look Senior Issuer Plc, Senior Notes, 8%, 07/01/23 (g) (GBP)	Caa1	464
325	The Men's Warehouse, Inc., Senior Notes, 7%, 07/01/22	B2	231
925	William Carter, Senior Notes, 5.25%, 08/15/21	Ba2	950
			8,097
Satellites — 1.63%
698	Hughes Satellite Systems, Inc., Senior Notes, 6.50%, 06/15/19	Ba3	752
775	Hughes Satellite Systems, Inc., Senior Notes, 7.625%, 06/15/21	B3	821
325	Intelsat Jackson Holdings Ltd., Senior Notes, 7.25%, 10/15/20	B3	283
1,275	Intelsat Jackson Holdings Ltd., Senior Notes, 7.50%, 04/01/21	B3	1,109
375	ViaSat, Inc., Senior Notes, 6.875%, 06/15/20	B2	390
			3,355
Services — 8.96%
525	Acosta, Inc., Senior Notes, 7.75%, 10/01/22 (g)	Caa1	459
550	Alliance Data Systems Company, Senior Notes, 5.375%, 08/01/22 (g)	(e)	525
250	Ashtead Capital Inc., Senior Notes, 6.50%, 07/15/22 (g)	Ba3	261
425	Blueline Rental Finance, Senior Notes, 7%, 02/01/19 (g)	B3	373
200	Brakes Capital, Senior Notes, 7.125%, 12/15/18 (g) (GBP)	B3	304
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$1,625	CEB, Inc., Senior Notes, 5.625%, 06/15/23 (g)	Ba3	$1,615
325	Clean Harbors, Incorporated, Senior Notes, 5.125%, 06/01/21	Ba2	329
250	Clean Harbors, Incorporated, Senior Notes, 5.25%, 08/01/20	Ba2	255
700	Corelogic Inc., Senior Notes, 7.25%, 06/01/21	Ba3	727
325	Europcar Groupe SA, Senior Notes, 5.75%, 06/15/22 (g) (EUR)	B3	366
1,100	First Data Corporation, Senior Notes, 5.375%, 08/15/23 (g)	B1	1,107
2,925	First Data Corporation, Senior Notes, 7%, 12/01/23 (g)	Caa1	2,932
175	FTI Consulting Inc., Senior Notes, 6%, 11/15/22	Ba3	183
300	Garfunkelux Holdco 3 S.A., Senior Notes, 8.50%, 11/01/22 (g) (GBP)	B2	446
675	H&E Equipment Services, Senior Notes, 7%, 09/01/22	B3	660
1,450	Iron Mountain Incorporated, Senior Notes, 6%, 10/01/20 (g)	Ba3	1,526
750	Laureate Education, Inc., Senior Ntoes, 9.25%, 09/01/19 (g)	Caa2	465
541	Lender Processing Services, Inc., Senior Notes, 5.75%, 04/15/23	Baa3	564
150	Loxam SAS, Senior Subordinated Notes, 7%, 07/23/22 (g) (EUR)	(e)	167
425	MSCI, Inc., Senior Notes, 5.25%, 11/15/24 (g)	Ba2	431
500	MSCI, Inc., Senior Notes, 5.75%, 08/15/25 (g)	Ba2	512
675	Monitronics International, Senior Notes, 9.125%, 04/01/20	Caa1	535

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2015 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$325	Nord Anglia Education Finance LLC, Senior Notes, 5.75%, 07/15/22 (g) (CHF)	B1	$337
400	Outerwall, Inc., Senior Notes, 5.875%, 06/15/21	Ba3	328
925	Outerwall, Inc., Senior Notes, 6%, 03/15/19	Ba3	824
225	Sabre GLBL, Inc., Senior Notes, 5.375%, 04/15/23 (g)	Ba3	224
900	Safway Group Holding LLC, Senior Notes, 7%, 05/15/18 (g)	B3	902
650	Transworld Systems, Inc., Senior Notes, 9.50%, 08/15/21 (g)	Caa2	299
700	United Rentals of North America, Inc., Senior Notes, 6.125%, 06/15/23	B1	715
125	Verisure Holdings AB, Senior Notes, 6%, 11/01/22 (g) (EUR)	B1	141
			18,512
Supermarkets — 1.07%
1,300	Rite Aid Corporation, Senior Notes, 6.75%, 06/15/21	B3	1,365
825	Rite Aid Corporation, Senior Notes, 6.125%, 04/01/23 (g)	B3	851
			2,216
Transportation — .43%
325	OPE KAG Finance, Senior Notes, 7.875%, 07/31/23 (g)	B3	323
125	Swissport Investments, S.A., Senior Notes, 6.75%, 12/15/21 (g) (EUR)	B1	141
425	Watco Companies, LLC, Senior Notes, 6.375%, 04/01/23 (g)	B3	419
			883
Utilities — 3.67%
850	AES Corporation, Senior Notes, 5.50%, 03/15/24	Ba3	759
875	Calpine Corporation, Senior Notes, 5.375%, 01/15/23	B3	779
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$100	Calpine Corporation, Senior Notes, 5.50%, 02/01/24	B3	$88
675	Dynergy Finance, Senior Notes, 6.75%, 11/01/19	B3	634
1,646	Energy Future Intermediate Holding Company, Senior Secured Notes, 11.75%, 03/01/22 (a)(b)(g)	(e)	1,753
1,500	GenOn Escrow Corporation, Senior Notes, 9.50%, 10/15/18	B3	1,207
1,075	NRG Energy, Inc., Senior Notes, 6.625%, 03/15/23	B1	935
475	NRG Yield Inc., Senior Notes, 5.375%, 08/15/24	Ba2	393
450	TerraForm Power Operating LLC, Senior Notes, 5.875%, 02/01/23 (g)	B3	371
100	TerraForm Power Operating LLC, Senior Notes, 6.125%, 06/15/25 (g)	B3	80
725	TeraForm Global Operating, LLC, Senior Notes, 9.75%, 08/15/22 (g)	B3	578
			7,577
Wireless Communications — 7.65%
675	Arqiva Broadcasting, Senior Notes, 9.50%, 03/31/20 (g) (GBP)	B3	1,072
950	Crown Castle International Corporation, Senior Notes, 5.25%, 01/15/23	Ba3	999
250	Digicel Group Limited, Senior Notes, 7.125%, 04/01/22 (g)	Caa1	189
1,375	Digicel Group Limited, Senior Notes, 8.25%, 09/30/20 (g)	Caa1	1,128
400	Digicel Limited, Senior Notes, 6%, 04/15/21 (g)	B1	338
500	OTE Plc, Senior Notes, 7.875%, 02/07/18 (EUR)	Caa2	579
825	Sable International Finance Limited, Senior Notes, 6.875%, 08/01/22 (g)	Ba3	796
425	Sprint Communications, Inc., Senior Notes, 7%, 08/15/20	Caa1	328

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2015 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$2,100	Sprint Communications, Inc., Senior Notes, 11.50%, 11/15/21	Caa1	$1,932
325	TBG Global Pte. Ltd., Senior Notes, 5.25%, 02/10/22	(e)	299
2,050	T-Mobile, USA, Inc., Senior Notes, 6%, 03/01/23	Ba3	2,070
300	T-Mobile, USA, Inc., Senior Notes, 6.375%, 03/01/25	Ba3	303
175	T-Mobile, USA, Inc., Senior Notes, 6.50%, 01/15/24	Ba3	178
1,900	T-Mobile, USA, Inc., Senior Notes, 6.50%, 01/15/26	Ba3	1,912
350	Vimpelcom Holdings, Senior Notes, 7.504%, 03/01/22 (g)	Ba3	351
305	Vimpelcom Holdings, Senior Notes, 5.20%, 02/13/19 (g)	Ba3	300
700	Wind Acquistion Holdings Finance S.A., Senior Notes, 4.75%, 07/15/20 (g)	Ba3	685
2,500	Wind Acquistion Holdings Finance S.A., Senior Notes, 7.375%, 04/23/21 (g)	Caa1	2,341
			15,800
	Total Corporate Debt Securities (Total cost of $296,729)		275,366
BANK DEBT SECURITIES — .37% (d)(f)
Energy — .37%
1,075	Hercules Offshore Inc., 10.50%, 05/06/20	Caa1	760
	Total Bank Debt Securities (Total cost of $1,043)		760
Shares
PREFERRED STOCK — 1.09% (d)(f)
Energy — .19%
12,800	WPX Energy, Inc., Convertible, 6.25%	(e)	402
			402
Shares		Moody's Rating (Unaudited)	Value (Note 1)
Health Care — .27%
539	Allergan Plc, Convertible, 5.50%	(e)	$555
Wireless Communications — .63%
2,207	American Tower Corporation, Convertible, 5.25%	(e)	226
2,159	American Tower Corporation, Convertible, 5.50%	(e)	218
6,400	Crown Castle International Corp., Convertible, 4.50%	(e)	684
2,476	T-Mobile US, Inc., Convertible, 5.50%	(e)	168
			1,296
	Total Preferred Stock (Total cost of $2,247)		2,253
COMMON STOCK — .62% (d)(f)
17,400	First Data Corporation (c)		279
18,130	Hercules Offshore, Inc. (c)		39
10,500	Iron Mountain Incorporated		284
250	Sentry Holdings A (c) (GBP)		—
59,572	Sentry Holdings B (c) (GBP)		65
59,572	Sentry Holding Warrants (c) (GBP)		—
15,600	T-Mobile US, Inc. (c)		610
			1,277
	Total Common Stock (Total cost of $1,627)		1,277
	TOTAL INVESTMENTS — 135.41% (d) (Total cost of $301,646)		279,656
	CASH AND OTHER ASSETS LESS LIABILITIES — (35.41)% (d)		(73,133)
	NET ASSETS — 100.00%		$206,523

(a)  Denotes income is not being accrued.

(b)  Denotes issuer is in bankruptcy proceedings.

(c)  Non-income producing.

(d)  Percentages indicated are based on total net assets to common shareholders of $206,523.

(e)  Not rated.

(f)  All of the Fund's investments and other assets are pledged as collateral in accordance with a credit agreement with The Bank of Nova Scotia.

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2015 — Continued (Dollar Amounts in Thousands)

(g)  Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers in transactions exempt from registration. Unless otherwise noted, 144A Securities are deemed to be liquid. See Note 1of the Note to Schedule of Investments for valuation policy. Total market value of Rule 144A securities amounted to $154,316 as of December 31, 2015.

(h)  Pay-In-Kind.

(CAD)  Canadian Dollar

(CHF)  Swiss Franc

(EUR)  Euro

(GBP)  British Pound

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Statement of Assets and Liabilities
December 31, 2015
(Dollars in thousands, except shares and per share amounts)

Assets:
INVESTMENTS IN SECURITIES, at value (Identified cost of $301,646 see Schedule of Investments and Note 1)	$279,656
CASH	3,668
RECEIVABLES:
Investment securities sold	64
Interest and dividends	5,268
PREPAID EXPENSES	95
UNREALIZED GAIN ON CURRENCY AND FORWARD CURRENCY EXCHANGE CONTRACTS (Notes 1 and 7)	405
Total assets	$289,156
Liabilities:
CREDIT AGREEMENT (Note 4)	$80,000
PAYABLES:
Investment securities purchased	80
Dividend on common stock	2,240
Interest on loan (Note 4)	49
ACCRUED EXPENSES (Note 3)	264
Total liabilities	$82,633
Net Assets	$206,523
Represented By:
COMMON STOCK:
$0.01 par value, 40,000,000 shares authorized, 23,368,918 shares issued and outstanding	$234
CAPITAL IN EXCESS OF PAR VALUE	268,521
UNDISTRIBUTED NET INVESTMENT INCOME (Note 2)	82
ACCUMULATED NET REALIZED LOSS FROM SECURITIES TRANSACTIONS (Note 2)	(40,721)
NET UNREALIZED DEPRECIATION ON INVESTMENTS AND FORWARD CURRENCY EXCHANGE CONTRACTS	(21,593)
Net Assets Applicable To Common Stock (Equivalent to $8.84 per share, based on 23,368,918 shares outstanding)	$206,523

Statement of Operations
For the Year Ended
December 31, 2015 (Dollars in thousands)

Investment Income: (Note 1)
Interest income	$21,252
Dividend income	207
Other income	97
Total investment income	$21,556
Expenses:
Cost of leverage:
Interest expense (Note 4)	$965
Loan fees (Note 4)	19
Total cost of leverage	$984
Professional services:
Investment Advisor (Note 3)	$1,108
Custodian and transfer agent	325
Legal	322
Audit	58
Total professional services	$1,813
Administrative:
General administrative (Note 6)	$440
Directors	306
Insurance	141
Miscellaneous	37
Shareholder communications	37
NYSE	25
Total administrative	$986
Total expenses	$3,783
Net investment income	$17,773
Realized and Unrealized Gain (Loss) on Investment Activities:
Realized loss on investments and currencies, net	$(8,653)
Change in net unrealized appreciation/(depreciation) on investments and other financial instruments	$(19,470)
Net loss on investments	$(28,123)
Net decrease in net assets resulting from operations	$(10,350)

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Statements of Changes in Net Assets (Dollars in thousands, except shares and per share amounts)

	For the ,Year Ended December 31, 2015	For the Year Ended December 31, 2014
From Operations:
Net investment income	$17,773	$18,610
Realized loss on investments and currencies, net	(8,653)	3,428
Change in net unrealized appreciation/(depreciation) on investments and other financial instruments	(19,470)	(14,071)
Net increase (decrease) in net assets resulting from operations	$(10,350)	$7,967
Distributions to Common Stockholders:
From net investment income ($.81 and $.84 per share in 2015 and 2014, respectively)	$(18,869)	$(19,513)
Total net decrease in net assets	$(29,219)	$(11,546)
Net Assets Applicable to Common Stock:
Beginning of period	$235,742	$247,288
End of period (Including $82 and $(69) of undistributed net investment income/(loss) at December 31, 2015 and December 31, 2014, respectively)	$206,523	$235,742

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Financial Highlights
Selected Per Share Data and Ratios
For Each Share of Common Stock Outstanding Throughout the Period

	For the Years Ended December 31,
	2015	2014	2013	2012	2011
NET ASSET VALUE:
Beginning of period	$10.09	$10.58	$10.49	$9.58	$10.17
NET INVESTMENT INCOME	.76	.80	.83	.93	1.03
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND OTHER FINANCIAL INSTRUMENTS	(1.20)	(.45)	.12	.96	(.57)
DISTRIBUTIONS FROM NET INVESTMENT INCOME RELATED TO PREFERRED STOCK: (b)	—	—	—	(.01)	(.01)
TOTAL FROM INVESTMENT OPERATIONS	(.44)	.35	.95	1.88	.45
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(.81)	(.84)	(.86)	(.97)	(1.04)
TOTAL DISTRIBUTIONS	(.81)	(.84)	(.86)	(.97)	(1.04)
NET ASSET VALUE:
End of period	$8.84	$10.09	$10.58	$10.49	$9.58
PER SHARE MARKET VALUE:
End of period	$7.66	$8,94	$9.65	$10.45	$10.21
TOTAL INVESTMENT RETURN†	(5.68)%	1.02%	.73%	12.18%	13.61%

  †  Total investment return is calculated assuming a purchase of $1,000 of common stock at the current market value on the first day and a sale at the current market value on the last day of each year reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions.

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Financial Highlights
Selected Per Share Data and Ratios
For Each Share of Common Stock Outstanding Throughout the Period — Continued

	For the Years Ended December 31,
	2015	2014	2013	2012	2011
NET ASSETS, END OF PERIOD, APPLICABLE TO COMMON STOCK (a)	$206,523	$235,742	$247,288	$244,631	$221,656
NET ASSETS, END OF PERIOD, APPLICABLE TO PREFERRED STOCK (a)(b)	—	—	—	—	$85,425
TOTAL NET ASSETS APPLICABLE TO COMMON AND PREFERRED STOCK, END OF PERIOD (a)(b)	$206,523	$235,742	$247,288	$244,631	$307,081
EXPENSE RATIOS:
Ratio of interest expense to average net assets*	.42%	.40%	.43%	.06%	—
Ratio of preferred and other leverage expenses to average net assets*	.01%	—	—	.04%	.04%
Ratio of operating expenses to average net assets*	1.20%	1.14%	1.23%	1.38%	1.42%
RATIO OF TOTAL EXPENSES TO AVERAGE NET ASSETS*	1.63%	1.54%	1.66%	1.48%	1.46%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS*	7.65%	7.41%	7.82%	9.07%	10.10%
RATIO OF TOTAL EXPENSES TO AVERAGE NET ASSETS APPLICABLE TO COMMON AND PREFERRED STOCK (b)	—	—	—	1.13%	1.07%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS APPLICABLE TO COMMON AND PREFERRED STOCK (b)	—	—	—	6.94%	7.41%
PORTFOLIO TURNOVER RATE	71.73%	48.26%	63.65%	69.91%	58.91%

  (a)  Dollars in thousands.

  (b)  In November 2012, the preferred stock was redeemed.

  *  Ratios calculated on the basis of expenses and net investment income applicable to the common shares relative to the average net assets of the common stockholders only.

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Information Regarding
Senior Securities

	As of December 31,
	2015	2014	2013	2012	2011
TOTAL AMOUNT OUTSTANDING:
Preferred Stock	$—	$—	$—	$—	$85,425,000
Credit Agreement	$80,000,000	$90,000,000	$100,000,000	$85,425,000	—
ASSET COVERAGE:
Per Preferred Stock Share (1)	$—	$—	$—	$—	$89,869
Per $1,000 borrowed under Credit Agreement (2)	$3,582	$3,619	$3,473	$3,864	—
Credit Agreement Asset Coverage (3)	358%	362%	347%	386%	—
INVOLUNTARY LIQUIDATION PREFERENCE:
Per Preferred Stock Share (4)(5)	$—	$—	$—	$—	$25,000
LIQUIDATION VALUE:
Per Preferred Stock Share (4)(5)	$—	$—	$—	$—	$25,000

  (1)  Calculated by subtracting the Fund's total liabilities from the Fund's total assets and dividing such amount by the number of preferred shares outstanding.

  (2)  Calculated by subtracting the Fund's total liabilities excluding the amount borrowed under the credit facility, from the Fund's total assets and dividing such amount by the amount borrowed under the credit facility, (per $1,000 of amount borrowed).

  (3)  Calculated by subtracting the Fund's total liabilities excluding the amount borrowed under the credit facility, from the Fund's total assets and dividing such amount by the amount borrowed under the credit facility.

  (4)  Plus accumulated and unpaid dividends.

  (5)  In November 2012, the Fund redeemed all outstanding shares of its preferred stock at the liquidation preference per share of $25,000.

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Statement of Cash Flows (Dollars in thousands)

For the Year Ended December 31, 2015
Cash Flows From Operating Activities:
Purchases of portfolio securities	$(220,312)
Sales of portfolio securities	221,009
Net purchases, sales and maturities of short-term securities	9
Interest and dividends received	21,790
Other income	97
Operating expenses paid	(3,764)
Net cash provided by operating activities	$18,829
Cash Flows From Financing Activities:
Credit facility reduction	(10,000)
Common stock dividends	(19,558)
Net cash used by financing activities	$(29,558)
Net Decrease in Cash	$(10,729)
Cash at Beginning of Period	14,397
Cash at End of Period	$3,668
Reconciliation of Net Decrease in Net Assets Resulting from Operations to Net Cash Provided by Operating Activities:
Purchases of portfolio securities	$(220,312)
Sales of portfolio securities	221,009
Net purchases, sales and maturities of short-term securities	9
Net decrease in net assets resulting from operations	(10,350)
Amortization of interest	37
Net realized loss on investments and currencies	8,653
Change in net unrealized depreciation on investments and other financial instruments	19,470
Decrease in interest and dividend receivable	294
Decrease in prepaid expenses	15
Increase in accrued expenses and other payables	4
Net cash provided by operating activities	$18,829

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Notes to Financial Statements
December 31, 2015

(1) Significant Accounting and Other Policies

The New America High Income Fund, Inc. (the Fund) was organized as a corporation in the state of Maryland on November 19, 1987 and is registered with the Securities and Exchange Commission as a diversified, closed-end investment company under the Investment Company Act of 1940. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services Investment Companies". The Fund commenced operations on February 26, 1988. The investment objective of the Fund is to provide high current income while seeking to preserve stockholders' capital through investment in a professionally managed, diversified portfolio of "high yield" fixed-income securities.

The Fund invests primarily in fixed maturity corporate debt securities that are rated less than investment grade. Risk of loss upon default by the issuer is significantly greater with respect to such securities compared to investment grade securities because these securities are generally unsecured and are often subordinated to other creditors of the issuer and because these issuers usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as a recession, than are investment grade issuers. In some cases, the collection of principal and timely receipt of interest is dependent upon the issuer attaining improved operating results, selling assets or obtaining additional financing.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a Fund that is more diversified. See the schedule of investments for information on individual securities as well as industry diversification and credit quality ratings.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States for investment companies that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry.

(a)  Valuation of Investments—Except as otherwise described below, the Fund's investments are valued based on evaluated bid prices provided by an independent pricing service. Independent pricing services provide prices based primarily on quotations from dealers and brokers, market transactions, data accessed from quotations services, offering sheets obtained from dealers and various relationships among similar securities. Investments whose primary market is on an exchange are valued at the last sale price on the day of valuation. Short-term investments with original maturities of 60 days or less are stated at amortized cost, which approximates the fair value of such investments. Following procedures approved by the Board of Directors, investments for which market prices are not yet provided by an independent pricing service (primarily newly issued fixed-income corporate bonds and notes) shall be valued at the most recently quoted bid price provided by a principal market maker for the security. Other investments for which market quotations are not readily available are valued in good faith at fair value using methods approved by the Board of Directors. Fair value measurement is further discussed in section (f) of this footnote.

(b)  Foreign Currency—Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U. S. dollar amounts on the respective dates of such transactions.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2015

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transaction, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

(c)  Foreign Currency Forward Exchange Contracts—The Fund may enter into foreign currency forward exchange contracts to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed upon price on an agreed future date. The Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses are included in the statement of operations. These instruments involve market risk, credit risk or both kinds of risks, in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

(d)  Securities Transactions and Net Investment Income—Securities transactions are recorded on trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Interest income is accrued on a daily basis. Discount on short-term investments is amortized to investment income. Premiums or discounts on corporate debt securities are amortized based on the interest method for financial reporting purposes. All income on original issue discount and step interest bonds is accrued based on the effective interest method. The Fund does not amortize market premiums or discounts for tax purposes. Dividend payments received in the form of additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

(e)  Federal Income Taxes—It is the Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders each year. Accordingly, no federal income tax provision is required.

(f)  Fair Value Measurement—The Fund applies ASC 820 "Fair Value Measurements and Disclosures". This standard establishes the definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

The three levels of the fair value hierarchy under ASC 820 are described below:

Level 1—Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2—Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2015

Level 3—Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A description of the valuation techniques applied to the Fund's major asset and liability categories is as follows.

Debt securities (corporate, convertible & bank debt). The fair value of debt securities is provided by independent pricing services using quotations from dealers and brokers, market transactions, data from quotations services, offering sheets and various relationships between securities. While most corporate bonds are categorized in level 2 of the fair value hierarchy, there may be instances where less observable inputs necessitate a level 3 categorization.

Equity securities (preferred and common stock). Equity securities for which the primary market is on an exchange will be valued at the last sale price on the day of valuation and are categorized in level 1 of the fair value hierarchy. Other equity securities traded in inactive markets or valued by independent pricing services using methods similar to debt securities are categorized in level 2. The fair value of equity securities in which observable inputs are unavailable are categorized in level 3.

Short-term investments. Short-term investments are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely the values would be categorized in level 2 of the fair value hierarchy.

Forwards are valued at the unrealized gain or loss on the contract as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Forwards are categorized in level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2015 in valuing the Fund's investments:

	Level 1	Level 2	Level 3	Total Value
	Quoted Prices (000's)	Significant Observable Inputs (000's)	Significant Unobservable Inputs (000's)	(000's)
Investments
Debt Securities*	$—	$276,126	$—	$276,126
Preferred Stock
Energy	402	—	—	402
Health Care	555	—	—	555
Wireless Communications	1,296	—	—	1,296
Common Stock
Energy	39	—	—	39
Financial	—	65	—	65
Services	563	—	—	563
Wireless Communications	610	—	—	610
Total Investments	$3,465	$276,191	$—	$279,656

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2015

	Level 1	Level 2	Level 3	Total Value
	Quoted Prices (000's)	Significant Observable Inputs (000's)	Significant Unobservable Inputs (000's)	(000's)
Forward Currency Exchange Contracts	$—	$405	$—	$405

*  Debt Securities — All are level 2. Type of debt and industries are shown on the Schedule of Investments.

The Fund owned no Level 3 securities at December 31, 2015.

Level 1 and Level 2 assets are evaluated on a quarterly basis for changes in listings or delistings on national exchanges.

Transfers between levels are recognized at the value at the end of the reporting period. During the year ended December 31, 2015, the Fund recognized no transfers between Levels 1 and 2.

(2) Tax Matters and Distributions

At December 31, 2015, the total cost of securities (including temporary cash investments) for federal income tax purposes was approximately $302,048,000. Aggregate gross unrealized gain on securities in which there was an excess of value over tax cost was approximately $2,523,000. Aggregate gross unrealized loss on securities in which there was an excess of tax cost over value was approximately $24,915,000. Net unrealized loss on investments for tax purposes at December 31, 2015 was approximately $22,392,000.

At December 31, 2015, the Fund had approximate capital loss carryovers available to offset future capital gains, if any, to the extent provided by regulations:

Carryover Available	Character	Expiration Date
$2,073,000		December 31, 2016
26,830,000		December 31, 2017
6,644,000	Short-term	None
2,266,000	Long-term	None
$37,813,000

As a result of the passage of the Regulated Investment Company Modernization Act of 2010 (the "Act"), losses incurred in this fiscal year and beyond retain their character as short-term or long-term, have no expiration date and are utilized before the capital losses incurred prior to the enactment of the Act. At December 31, 2015, the Fund had total capital loss carryforwards of $37,813,000. At December 31, 2015, the Fund has post October capital loss deferrals of $2,853,000 which will be recognized in 2016.

It is the policy of the Fund to reduce future distributions of realized gains to shareholders to the extent of the unexpired capital loss carry forward.

The tax character of distributions paid to common shareholders in 2015 and 2014 of approximately $18,869,000 and $19,513,000, respectively, was from ordinary income.

As of December 31, 2015, the components of distributable earnings on a tax basis were approximately:

Undistributed Ordinary income	$834,000
Unrealized Loss Investments and Currencies	(22,400,000)
Capital Losses Carry Forward	(37,813,000)
Post October Losses	(2,853,000)
$(62,232,000)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to market discount adjustments, wash sales and post-October losses. The Fund has recorded several reclassifications in the capital accounts to present undistributed net investment income and accumulated net realized losses on a tax basis. These reclassifications have no impact on the net asset value of the Fund. For the year ended December 31, 2015, permanent differences

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2015

between book and tax accounting have been reclassified as follows:

Increase (decrease) in:

Undistributed net investment income	$1,246,000
Capital in excess of par value	$1,000
Accumulated net realized loss from securities transactions	$(1,247,000)

Distributions on common stock are declared based upon annual projections of the Fund's investment company taxable income. The Fund records all dividends and distributions payable to shareholders on the ex-dividend date and declares and distributes income dividends monthly.

The Fund is required to amortize market discounts and premiums for financial reporting purposes. This results in additional interest income in some years and decreased interest income in others for financial reporting purposes only. The Fund does not amortize market discounts or premiums for tax purposes. Therefore, the additional or decreased interest income for financial reporting purposes does not result in additional or decreased common stock dividend income.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Fund's tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2012-2014, or expected to be taken in the Fund's 2015 tax returns. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

(3) Investment Advisory Agreement

T. Rowe Price Associates, Inc. (T. Rowe Price), the Fund's Investment Advisor, earned approximately $1,108,000 in management fees during the year ended December 31, 2015. Management fees paid by the Fund to T. Rowe Price were calculated at 0.50% on the first $50,000,000 of the Fund's average weekly net assets, 0.40% on the next $50 million and 0.30% on average weekly net assets in excess of $100 million. T. Rowe Price's fee is calculated based on assets attributable to the Fund's common stock and senior securities. At December 31, 2015, the fee payable to T. Rowe Price was approximately $87,000, which was included in accrued expenses on the accompanying statement of assets and liabilities.

(4) Bank Credit Agreement

The Fund has a credit agreement with The Bank of Nova Scotia pursuant to which the Fund may borrow up to an aggregate amount of $100,000,000. On September 24, 2015 the Fund reduced the facility by $10,000,000 and on December 31, 2015 the total amount outstanding on the loan was $80,000,000. The term of the facility has been extended to October 2016. Amounts borrowed under the credit facility bear interest at an adjustable rate based on a margin above LIBOR. The rate paid on these borrowings is approximately 1.22% and will be in effect until January 14, 2016 at which time the rate will be reset. For the year ended December 31, 2015 the weighted average rate on the loan was approximately 1.09% and the maximum amount borrowed during the period was $90,000,000.

The Fund pays a commitment fee to The Bank of Nova Scotia at a rate of .15% per annum for any unused portion of borrowings not to exceed $100,000,000. For the year ended December 31, 2015 the Fund paid approximately $19,000 for this commitment.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2015

The Fund has granted to The Bank of Nova Scotia a security interest in the investments and other assets of the Fund in accordance with the Credit Agreement.

(5) Purchases and Sales of Securities

Purchases and proceeds of sales or maturities of long-term securities during the year ended December 31, 2015 were approximately:

Cost of purchases	$220,138,000
Proceeds of sales or maturities	$219,293,000

(6) Related Party Transactions

The Fund paid approximately $213,000 during the year ended December 31, 2015 to an officer of the Fund for the provision of certain administrative services.

(7) Derivative Contracts (Currency Amounts in Thousands)

Forward Currency Exchange Contracts—As of December 31, 2015 the Fund had forward currency exchange contracts outstanding as follows:

Counterparty	Settlement Date	Receive (Deliver)		Asset	Liability	Unrealized Appreciation (Depreciation)
State Street Bank	1/13/16	GBP	7	$10	$10	$—
Credit Suisse	1/13/16	GBP	(3,702)	5,669	5,458	211
State Street Bank	1/13/16	GBP	(245)	379	361	18
HSBC	1/13/16	GBP	(425)	645	627	18
UBS	2/12/16	CHF	(346)	347	346	1
Citibank	3/15/16	EUR	(13,405)	14,746	14,594	152
Morgan Stanley	3/15/16	EUR	(125)	137	136	1
State Street Bank	3/15/16	EUR	(107)	117	117	—
State Street Bank	3/15/16	EUR	(88)	96	96	—
State Street Bank	3/15/16	EUR	(215)	234	234	—
Bank of America	3/31/16	CAD	(465)	338	336	2
State Street Bank	3/31/16	CAD	(256)	187	185	2
State Street Bank	3/31/16	CAD	(71)	51	51	—
Net unrealized gain on open forward currency exchange contracts						$405

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2015

Fair Value of Derivative Instruments—The fair value of derivative instruments as of December 31, 2015 was as follows:

	Asset Derivatives December 31, 2015
	Statement of Assets and Liabilities Location	Fair Value
Forward currency contracts	Unrealized gain on currency and forward currency exchange contracts	$405
	Unrealized loss on currency and forward currency exchange contracts	—

The effect of derivative instruments that are included on the Statement of Operations for the year ended December 31, 2015 was as follows:

Amount of Realized Gain on Derivatives
Realized gain on investments and currencies, net
Forward currency contracts	$1,619
Change in Unrealized Depreciation on Derivatives
Change in net unrealized appreciation (depreciation) on investments and other financial instruments
Forward currency contracts	$17

(8) Recent Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2015-07 "Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent)". The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those years. Management is currently evaluating the impact these changes will have on the Fund's financial statements and related disclosures.

(9) Subsequent Events

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of December 31, 2015.

The New America High Income Fund, Inc.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
The New America High Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The New America High Income Fund, Inc., as of December 31, 2015, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (US). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The New America High Income Fund, Inc. as of December 31, 2015, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

  TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 18, 2016

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
Supplemental Information (Unaudited)

Availability of Portfolio Holdings

The Fund provides a complete schedule of its portfolio holdings quarterly. The lists of holdings as of the end of the second and fourth quarters appear in the Fund's semi-annual and annual reports to shareholders, respectively. The schedules of portfolio holdings as of the end of the first and third quarters are filed with the Securities and Exchange Commission (the "SEC") on Form N-Q (the "Forms") within 60 days of the end of the first and third quarters. Shareholders can look up the Forms on the SEC's web site at www.sec.gov. The Forms may also be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's web site and their public reference room. In addition, the Forms may be reviewed on the Fund's web site at www.newamerica-hyb.com.

Compliance with CFTC Regulation of Transactions in Commodity Interests

The Fund does not currently intend to engage in transactions in commodity interests such as futures contracts, options on futures contracts, and swaps. However, the Fund may in the future enter into interest rate transactions, such as swaps, caps, collars and floors for the purpose or with the effect of hedging its portfolio and/or its payment obligations with respect to senior securities. In addition, the Fund has reserved the right, subject to the approval of the Board of Directors, to purchase and sell financial futures contracts and options on such futures contracts for the purpose of hedging its portfolio securities (or portfolio securities which it expects to acquire) against anticipated changes in prevailing interest rates. To the extent it engages in transactions in commodity interests, the Fund expects their use to be limited such that the Fund may claim the exclusion from the definition of the term "commodity pool operator" available under Regulation 4.5 of the Commodity Futures Trading Commission under the Commodity Exchange Act, and will not therefor be subject to regulation as a pool operator under the Commodity Exchange Act.

Common Stock Transactions

The Fund may purchase shares of its Common Stock in the open market when the Common Stock trades at a discount to net asset value or at other times if the Fund determines such purchases are advisable. There can be no assurance that the Fund will take such action in the event of a market discount to net asset value or that Fund purchases will reduce a discount.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
Supplemental Information (Unaudited)

Information About the Review and Approval of the Fund's Investment Advisory Agreement

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a registered fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund's board of directors, including a majority of the directors who are not "interested persons" of the fund within the meaning of the 1940 Act, voting in person at a meeting called for the purpose of considering such approval.

On October 29, 2015, the Board of Directors, including all of the Directors who are not "interested persons" of the Fund (the "Independent Directors"), approved the continuation of the Advisory Agreement with the Adviser. Prior to taking this action, the Directors reviewed information relating to the Fund and the Adviser that was prepared in response to specific inquiries made on behalf of the Board to assist it with its consideration of the Advisory Agreement. This information included, among other things: information about the Adviser's organization, operations and personnel; the services the Adviser provides to the Fund; the Adviser's portfolio management practices; and the performance and the expenses of the Fund relative to other high yield debt funds and high yield debt indices, as detailed in a comparative analysis prepared by an independent data provider. The Directors also took into account information regarding the Fund and the Adviser provided throughout the year at meetings of the Board and its committees.

Based on all of the above-mentioned information, and such other factors and conclusions as the Directors deemed relevant, including those described below (but with no single factor or conclusion being determinative and with each Director not necessarily attributing the same weight to each factor), the Directors concluded that approval of the Advisory Agreement would be in the interests of the Fund and its shareholders.

Nature, Extent and Quality of Services. In considering the nature, extent and quality of the services provided by the Adviser, the Directors reviewed information relating to various aspects of the Adviser's operations and personnel, including: its organizational and management structure; the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the Fund; and the portfolio management and trading employed in managing the Fund. In the course of their deliberations, the Directors also evaluated, among other things: (a) the nature, extent and quality of services rendered by the Adviser in prior years; (b) the Adviser's financial condition and its ability to devote the resources necessary to provide the services required under the Advisory Agreement; and (c) the Adviser's dedication to maintaining appropriate compliance programs with respect to the Fund. After consideration of the foregoing, the Directors concluded that: (1) the Adviser is a large, well-capitalized organization with substantial resources and personnel; (2) the Adviser possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (3) the Adviser's personnel are qualified to manage the Fund's assets in accordance with its investment objectives and policies; (4) the Adviser's disciplined but flexible investment approach in managing high yield investments is appropriate for the Fund; (5) the Adviser has demonstrated an appropriate awareness of the special requirements associated with the Fund's closed-end, leveraged structure; and (6) the Adviser has demonstrated its commitment to the maintenance of appropriate compliance policies and practices.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
Supplemental Information (Unaudited)

Fund Performance. The Board evaluated the Fund's performance relative to the performance of: (a) a peer group of comparable leveraged closed-end high yield debt funds identified by an independent data provider; (b) a composite designed to present the aggregate investment results for the other high yield debt account mandates managed by the Adviser; and (c) various third-party indices tracking the high yield debt market. The Directors also took note of the conditions in the high yield debt market during the period since the Adviser was retained, the Adviser's responsiveness to the Board's emphasis on maintaining dividend stability, and the limitations imposed on portfolio management by the asset coverage requirements for the Fund's credit facility. On the basis of the foregoing, among other considerations associated with the Fund's performance, the Directors concluded that the Fund's performance has been reasonable given the investment/risk profile the Fund has sought to maintain and conditions in the high yield debt market.

Advisory Fee. In considering the fee payable to the Adviser under the Advisory Agreement, the Directors reviewed comparative information presented in the report of an independent data provider relating to the fees paid by a peer group of comparable leveraged closed-end high yield debt funds selected by an independent data provider. The Directors also considered the fees charged by the Adviser to other registered funds and institutional separate accounts with a high yield debt mandate comparable to the Fund's. The Directors concluded that, in light of the nature, extent and quality of the services provided by the Adviser and the Fund's performance, the Fund's advisory fee is reasonable.

Profitability. In considering the continuation of the Advisory Agreement, the Directors considered information provided by the Adviser with respect to the profitability of its investment advisory business, while acknowledging the Adviser's representations as to the difficulty of measuring the specific profitability to the Adviser of its relationship with the Fund. The Directors took into account that the Adviser's initial selection by the Fund's Board was conducted on an arm's length basis through a competitive process that included other investment management firms, and that each annual continuation of the Advisory Agreement had likewise been conducted on an arm's length basis. In this regard, it was noted that none of the Directors, officers or other Fund personnel serves as a director, officer or employee of the Adviser or any of its affiliates. On the basis of the foregoing, and taking into account the nature extent and quality of the services rendered to the Fund by the Adviser, the Directors concluded that the profits realized by the Adviser are reasonable.

Fallout Benefits. On the basis of information provided by the Adviser and the other factors noted above, the Board concluded that the Adviser did not appear to receive a material benefit from the Fund other than its receipt of the advisory fee. Accordingly, the Directors determined that any fallout or ancillary benefits were not a material factor for consideration in connection with the continuation of the Advisory Agreement.

Economies of Scale. In reviewing the Fund's advisory fee, the Directors considered the extent to which the Adviser, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale in the event the assets of the Fund increase. Taking into account the Fund's closed-end structure and its current and expected asset levels, the Directors concluded that the structure of the advisory fee, which includes breakpoints at several asset levels, will allow the Fund to continue to benefit from economies of scale in the future.

The New America High Income Fund, Inc.

Directors

Robert F. Birch
Joseph L. Bower
Bernard J. Korman
Stuart A. McFarland
Marguerite A. Piret
Oleg M. Pohotsky
Ellen E. Terry

Officer

Ellen E. Terry – President, Treasurer, Secretary

Investment Advisor

T. Rowe Price Associates, Inc.
100 E. Pratt Street
Baltimore, Maryland 21202

Administrator

The New America High Income Fund, Inc.
33 Broad Street
Boston, MA 02109
(617) 263-6400

Custodian

State Street Corporation
One Lincoln Street
Boston, MA 02111

Independent Registered Public Accountants

Tait, Weller & Baker LLP
1818 Market Street
Philadelphia, PA 19103

Transfer Agent

American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038
(866) 624-4105
Web site: www.amstock.com

Listed: NYSE
Symbol: HYB
Web site: www.newamerica-hyb.com

The New America High Income Fund, Inc.

Information About the Fund's Directors and Officers — February 18, 2015

Independent Directors

Name, Address[1], and Date of Birth	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years (and Other Relevant Experience, Attributes and Skills)[3]	Other Directorships Held by Director
Robert F. Birch DOB: 3/12/36	Lead Director Since 2013 Director since 1992	President of The New America High Income Fund, Inc. (1992-April 2013), Director of Brookfield/Helios Funds (1998-2011); Director of Brandywine Funds (2001-2008); Chairman of Board and Co-Founder of The China Business Group, Inc. (strategic management consulting firm) (1995-2008); Director and Strategic Planning Consultant at Dewe Rogerson, Ltd. (1992-1998) (public relations firm); Director and Chief Executive Officer of Memtek Corporation (manufacturer of capital equipment to treat liquid toxic waste) (1989-1992); President and Chief Executive Officer of Gardner and Preston Moss, Inc. (investment management firm) (1969-1987); Manager at Arthur Andersen and Company (audit and management consulting) (1960-1968).
Joseph L. Bower DOB: 09/21/38	Director since 1988

Professor, Harvard Business School 1963-2014 – as Donald K. David Professor of Business Administration 1986-2007; Baker Foundation Professor 2007-2014; and Donald K. David Professor Emeritus since July 2014. Senior Associate Dean, Chair of the Doctoral Programs, Chair of the General Management Area, Chair of the General Manager and Corporate Leader Programs, Consultant on leadership, strategy, and organizational development.

Director of Anika Therapeutics since 1992, Brown Shoe 1982-2012, and Loews Corporation since 2002. Life Trustee of New England Conservatory of Music
Bernard J. Korman DOB: 10/13/31	Director since 1987

Chairman of the Board of Directors of Philadelphia Health Care Trust (non-profit corporation supporting healthcare delivery, education and research) (1995-2010); Director of Medical Nutrition USA, INC (develops and distributes nutritional products) (2004-2010);

Director and Chairman of Omega Healthcare Investors, Inc. (real estate investment trust) since 1993.

The New America High Income Fund, Inc.

Information About the Fund's Directors and Officers — February 18, 2015 — Continued

Name, Address[1], and Date of Birth	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years (and Other Relevant Experience, Attributes and Skills)[3]	Other Directorships Held by Director
Stuart A. McFarland DOB: 04/05/47	Director since 2013

Managing Partner, Federal City Capital Advisors, LLC since 1997; Chairman, Federal City Bancorp (2004-2007); Director, Brandywine Funds (2001-2013); President and CEO, Pedestal Inc. (internet enabled mortgage securities exchange) (1999-2003); EVP and General Manager, GE Capital Mortgage Services (1990-1996); President and CEO, GE Capital Asset Management Corporation (1990-1996); President and CEO, Skyline Financial Services Corp. (1988-1990) President and CEO, National Permanent Federal Savings Bank (1986-1988). Executive Vice President – Operations and Chief Financial Officer with Federal National Mortgage Association (Fannie Mae) (1980-1985); and President and Director, Ticor Mortgage Insurance Company (1972-1980).

Director, Brookfield Funds (9 funds) since 2008; Director, United Guaranty Corporation since 2011; Director, Newcastle Investment Corp. (real estate investment trust) since 2002; Director New Senior Investment Group since 2014.

Marguerite A. Piret DOB: 5/10/48	Director since 2004	President and Chief Executive Officer of Newbury, Piret Securities, Inc. (an investment bank) (1981-Present); Member, Board of Governors, Investment Company Institute (1996-2004).	Trustee of Pioneer Funds (51 funds) since 1980.
Oleg M. Pohotsky DOB: 3/28/47	Director since 2013

Consultant and Managing Partner, Right Bank Partners (corporate governance and strategy consultancy) since 2002; SVP and Director of Mergers and Acquisitions, First Albany Bank (1991-2002); General Partner, Strategic Capital Associates (1989-1991).

Director, Avangardco Investments Public Holdings (agricultural production) since 2011; Advisor, Board of Advisors, Kaufman & Co. LLC (investment banking) since 2007; Trustee since 2000 and Chairman since 2012 of Tekla Healthcare Investors, Tekla Life Sciences Investors, Tekla Healthcare Opportunities Fund since 2014 and Tekla World Healthcare Fund since 2015.

The New America High Income Fund, Inc.

Information About the Fund's Directors and Officers — February 18, 2015 — Continued

Interested Directors and Officers

Name, Address[1], and Date of Birth	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years (and Other Relevant Experience, Attributes and Skills)[3]	Other Directorships Held by Director
Ellen E. Terry[4] DOB: 4/9/59	Director Since 2014

President of the New America High Income Fund, Inc. since April 2013; Treasurer of the Fund since 1991; and Chief Compliance Officer of the Fund since 2004. She served as Vice President of the Fund from 1992 to April 2013.

  1  The address for each Director is c/o The New America High Income Fund, Inc., 33 Broad Street, Boston, MA 02109.

  2  Each Director serves as such until the next annual meeting of the Fund's stockholders and until the Director's successor shall have been duly elected and qualified.

  3  The information reported includes the principal occupation during the last five years for each Director and other information relating to the professional experiences, attributes and skills relevant to each Director's qualifications to serve as a Director.

  4  Ms. Terry is an interested person of the Fund on the basis of her positions with the Fund.

The New America High Income Fund, Inc.

PRIVACY POLICY

The New America High Income Fund Inc., (the "Fund") receives nonpublic personal information about individuals from the following sources:

• Information the Fund receives from an individual who chooses to register Fund shares in the individual's own name (a "registered holder") as provided on applications, forms, and otherwise;

• Information generated by a registered holder's Fund transaction and other account activity; and

• Information provided by individuals who make inquiries to the Fund via letter, E-mail or phone call ("correspondents")

The Fund does not disclose any nonpublic personal information about registered holders, former registered holders or correspondents to anyone, except as required by law or allowed under certain limited federal privacy law exceptions that relate, for example, to the maintenance and servicing of the Fund relationship. The Fund limits access to nonpublic personal information about these individuals to those Fund employees and third-party service providers who need the information in connection with Fund-related activities the Fund has asked them to perform. The Fund also maintains physical, electronic, and procedural safeguards that comply with federal standards to protect the security of registered holders' and correspondents' nonpublic personal information.

American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

The New
America
High Income
Fund, Inc.

Annual

Report

December 31, 2015

ITEM 2. CODE OF ETHICS.

As of December 31, 2003, the Fund has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer, Principal Financial Officer/Chief Financial Officer, Principal Accounting Officer, Vice President, Treasurer and Manager of Accounting and Compliance.  During the period covered by this report, there were no amendments to or waivers granted under the Code of Ethics.  The code of ethics is attached as an exhibit to this report and posted on the Fund’s web site at www.newamerica-hyb.com.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund’s Audit Committee is comprised solely of Directors who are “independent” as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act.  The Board of Directors (a) has determined that each member of the Audit Committee is “financially literate” and has “accounting or related financial management experience” as these terms are used in the corporate governance standards of the New York Stock Exchange and (b) believes that each has substantial experience relating to the review of financial statements and the operations of audit committees.  In addition, the Board of Directors has determined that based upon their review of her experience and education, Ms. Piret qualifies as an “audit committee financial expert”, as that term has been defined by the instructions to this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Tait, Weller & Baker LLP (“Tait, Weller”) served as independent public accountants for the Fund for the years ended December 31, 2015 and December 31, 2014. The services provided by Tait, Weller consisted of the examination of the Fund’s annual financial statements, assistance and consultation in connection with SEC filings, and review of tax and certain compliance matters on behalf of the Fund.

Audit Fees. For fiscal 2015, the aggregate fees billed by Tait, Weller in connection with the audit of the Fund’s 2015 financial statements and review of the 2015 semi-annual financial statements totaled $49,300. Those fees for fiscal 2014 were $49,300.

Audit-Related Fees.  In fiscal 2015 and fiscal 2014, Tait, Weller did not bill the Fund for any assurance and related services that are reasonably related to the performance of the audit and review of the Fund’s financial statements.

Tax Fees. For fiscal 2015, the aggregate fees billed by Tait, Weller for its professional services related to preparation of the Fund’s federal and state tax returns, review of excise distributions, and testing of quarterly asset diversification totaled $7,300. For fiscal 2014 those fees were $7,300.

All Other Fees. Tait Weller did not bill for any products or services except as noted above, in fiscal 2015 or 2014.

Tait, Weller did not provide any non-audit services to T. Rowe Price Group, Inc. (“Price Group”), the parent company of the Fund’s investment adviser, or any of Price Group’s subsidiaries in 2015 or 2014.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Board of Directors has an Audit Committee, which consists of all the independent Directors. The Audit Committee is presently comprised of Mr. Robert F. Birch, Mr. Bernard J. Korman, Mr. Stuart Mc Farland, Ms. Marguerite Piret, Mr. Oleg Pohotsky and Professor Joseph L. Bower.

ITEM 6.

This schedule is included as part of the Report to Shareholders filed under Item 1 of this Form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

T. ROWE PRICE ASSOCIATES, INC.

T. ROWE PRICE INTERNATIONAL LTD

T. ROWE PRICE (CANADA), INC

T. ROWE PRICE HONG KONG LIMITED

T. ROWE PRICE SINGAPORE PRIVATE LTD.

PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc., T. Rowe Price International Ltd, T. Rowe Price (Canada), Inc., T. Rowe Price Hong Kong Limited, and T. Rowe Price Singapore Private Ltd. (collectively, “T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser (“Price Funds”) and by common trust funds, offshore funds, institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies. This document is updated annually.

Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Other Considerations. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day

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operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance. In addition to our proxy voting guidelines, we rely on a company’s disclosures, its board’s recommendations, a company’s track record, country-specific best practices codes, our research providers and, most importantly, our investment professionals’ views, in making voting decisions.

ADMINISTRATION OF POLICIES AND PROCEDURES

Proxy Committee. T. Rowe Price’s Proxy Committee (“Proxy Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving corporate social responsibility issues. Certain delegated members of the Proxy Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Price Fund’s Investment Advisory Committee or counsel client’s portfolio manager.

Global Proxy Services Group. The Global Proxy Services Group is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Proxy Administrator. The Global Proxy Services Group will assign a Proxy Administrator who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers for consideration.

Global Corporate Governance Analyst. Our Global Corporate Governance Analyst is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services (ISS) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility. In order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the Proxy Committee, ISS maintains and implements a custom voting policy for the Price Funds and other client accounts. From time to time, T. Rowe Price may also obtain certain proxy voting research from Glass, Lewis & Co., LLC.

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Meeting Notification

T. Rowe Price utilizes ISS’s voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through Proxy Exchange, ISS’s web-based application.

Vote Determination

Each day, ISS delivers into T. Rowe Price’s proprietary proxy research platform a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.

Portfolio managers may decide to vote their proxies consistent with the Policies and Procedures, as set by the Proxy Committee, and instruct our Proxy Administrator to vote all proxies accordingly. Alternatively, portfolio managers may request to review the vote recommendations and sign off on all proxies before the votes are cast, or they may choose only to sign off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast contrary to our proxy voting guidelines.

T. Rowe Price Voting Policies

Specific proxy voting guidelines have been adopted by the Proxy Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of proxy voting guidelines is available on the T. Rowe Price website, www.troweprice.com. The following is a summary of our guidelines on the most significant proxy voting topics:

Election of Directors — For U.S. companies, T. Rowe Price generally supports slates with a majority of independent directors. However, T. Rowe Price may vote against outside directors who do not meet our criteria relating to their independence, particularly when they serve on key board committees, such as compensation and nominating committees, for which we believe that all directors should be independent. Outside of the U.S., we expect companies to adhere to the minimum independence standard established by regional corporate governance codes. At a minimum, however, we believe boards in all regions should include a blend of executive and non-executive members, and we are likely to vote against senior executives at companies without any

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independent directors. We also vote against directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We may vote against certain directors who have served on company boards where we believe there has been a gross failure in governance or oversight. Additionally, we may vote against compensation committee members who approve excessive executive compensation or severance arrangements. We support efforts to elect all board members annually because boards with staggered terms lessen directors’ accountability to shareholders and act as deterrents to takeover proposals. To strengthen boards’ accountability, T. Rowe Price supports proposals calling for a majority vote threshold for the election of directors and we may withhold votes from an entire board if they fail to implement shareholder proposals that receive majority support.

Anti-Takeover, Capital Structure and Corporate Governance Issues — T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on potential value-enhancing transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. We may support shareholder proposals that call for the separation of the Chairman and CEO positions if we determine that insufficient governance safeguards are in place at the company.

Executive Compensation Issues — T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. We evaluate plans on a case-by-case basis, using a proprietary, scorecard-based approach that employs a number of factors, including dilution to shareholders, problematic plan features, burn rate, and the equity compensation mix. Plans that are constructed to effectively and fairly align executives’ and shareholders’ incentives generally earn our approval. Conversely, we oppose compensation packages that provide what we view as excessive awards to few senior executives, contain the potential for excessive dilution relative to the company’s peers, or rely on an inappropriate mix of options and full-value awards. We also may oppose equity plans at any company where we deem the overall compensation practices to be problematic. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock unless such plans appropriately balance shareholder and employee interests. For companies with particularly egregious pay practices such as excessive severance packages, executives with outsized pledged/hedged stock positions, executive perks, and bonuses that are not adequately linked to performance, we may vote against compensation committee members. We analyze management proposals requesting ratification of a company’s executive compensation practices (“Say-on-Pay” proposals) on a case-by-case basis, using a proprietary scorecard-based approach that assesses the long-term linkage between executive compensation and company performance as well as the presence of objectionable structural features in compensation plans. With respect to the frequency in which companies should seek advisory votes on compensation, we believe shareholders should be offered the opportunity to vote annually. Finally, we may withhold votes from compensation committee members or even the entire board if we have cast votes against a company’s “Say-on-Pay” vote in consecutive years.

Mergers and Acquisitions — T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are

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receiving fair consideration for their securities. We oppose a high proportion of proposals for the ratification of executive severance packages (“Say on Golden Parachute” proposals) in conjunction with merger transactions if we conclude these arrangements reduce the alignment of executives’ incentives with shareholders’ interests.

Corporate Social Responsibility Issues — Vote recommendations for corporate responsibility issues are generated by the Global Corporate Governance Analyst using ISS’s proxy research and company reports. T. Rowe Price generally votes with a company’s management on social, environmental and corporate responsibility issues unless the issue has substantial investment implications for the company’s business or operations which have not been adequately addressed by management. T. Rowe Price supports well-targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company’s businesses.

Global Portfolio Companies — ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not appropriate for all markets. The Proxy Committee has reviewed ISS’s general global policies and has developed international proxy voting guidelines which in most instances are consistent with ISS recommendations.

Fixed Income, Index and Passively Managed Accounts — Proxy voting for fixed income, index and other passively-managed portfolios is administered by the Proxy Services Group using T. Rowe Price’s policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process. In addition, fixed income accounts will generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security (i.e., consents, restructurings, reorganization proposals).

Divided Votes — In situations where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or Price Fund, the Proxy Services Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against our proxy voting guidelines. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to our proxy voting guidelines.

Shareblocking — Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one

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and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. T. Rowe Price’s policy is generally to abstain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

Securities on Loan — The Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving potential material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are predetermined by the Proxy Committee, application of the guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any potential conflicts of interest. However, consistent with the terms of the Policies and Procedures, which allow portfolio managers to vote proxies opposite our general voting guidelines, the Proxy Committee regularly reviews all such proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy.

Issues raising potential conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Specific Conflict of Interest Situations - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy, and votes inconsistent with policy will not be permitted. In the event that there

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is no previously established guideline for a specific voting issue appearing on the T. Rowe Price Group proxy, the Price Funds will abstain on that voting item. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain Price Funds that invest in other Price Funds. In cases where the underlying fund of an investing Price Fund, including a fund-of-funds, holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the upper-tier fund in the same proportion as the votes cast by the shareholders of the underlying funds (other than the T. Rowe Price Reserve Investment Funds).

REPORTING, RECORD RETENTION AND OVERSIGHT

The Proxy Committee, and certain personnel under the direction of the Proxy Committee, perform the following oversight and assurance functions, among others, over T. Rowe Price’s proxy voting: (1) periodically samples proxy votes to ensure that they were cast in compliance with T. Rowe Price’s proxy voting guidelines; (2) reviews, no less frequently than annually, the adequacy of the Policies and Procedures to make sure that they have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients; (3) performs due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm’s staffing and personnel and its policies; and (4) oversees any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.

Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to clients upon request.

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price proxy voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. All proxy voting materials and supporting documentation are retained for six years (except for proxy statements available on the SEC’s EDGAR database).

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Item 8. Portfolio Managers of Closed-End Management Investment Companies

Item 8(a)(1)

The New America High Income Fund (the “Fund”) is managed by an Investment Advisory Committee chaired by Mark J. Vaselkiv.  Mr. Vaselkiv has day-to-day responsibility for managing the Fund and works with the Committee in developing and executing the Fund’s investment program. Mr. Vaselkiv has been chairman of the Committee since 2015.  He has served as portfolio manager since 2015.  His biography is as follows:

Mark Vaselkiv

Mark Vaselkiv is a vice president of T. Rowe Price Group, Inc., T. Rowe Price Associates, Inc., and T. Rowe Price Trust Company. He is a portfolio manager in the Fixed Income Division and head of the High Yield team. Mark is a member of both the Fixed Income Steering Committee and the firm's Asset Allocation Committee. He is president and chairman of the Investment Advisory Committee of the High Yield Fund. Prior to joining T. Rowe Price in 1988, Mark was employed as a vice president for Shenkman Capital Management, Inc., New York, analyzing and trading high yield debt securities, and as a private placement credit analyst in the Capital Markets Group of Prudential Insurance Company. He earned a B.A. in political science from Wheaton College, Illinois, and an M.B.A. in finance from New York University, Leonard N. Stern School of Business.

Item 8(a)(2)

Other Accounts:

Mark Vaselkiv:

	Number of Accounts	TOTAL Assets

• registered investment companies:	3	$8,819.4 million
• other pooled investment vehicles:	4	$2,478.7 million
• other accounts:	2	$575.0 million

As of 12/31/2015.

None of the accounts listed above have performance-based fees.

Conflicts of Interest

Portfolio managers at T. Rowe Price typically manage multiple accounts.  These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), offshore funds, and common trust funds.  Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio.  Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio.   T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures which they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients.  Also, as disclosed under the section below, the portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the T. Rowe Price Funds. T.

Rowe Price manages the Morningstar retirement plan and T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. In addition, Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates.

Item 8(a)(3)

Compensation:

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant or restricted stock grant. Compensation is variable and is determined based on the following factors.

Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and Price Hong Kong, Price Singapore, and T. Rowe Price International, as appropriate), evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are typically determined with reference to the broad-based index (e.g., S&P 500) and the Lipper index (e.g., Large-Cap Growth) set forth in the total returns table in the fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee and is the same as the selection presented to the directors of the T. Rowe Price Funds in their regular review of fund performance. Performance is primarily measured on a pretax basis though tax efficiency is considered.

Compensation is viewed with a long-term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed-income funds, a fund’s expense ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across the global investment platform, working effectively with and mentoring others, and other contributions to our clients, the firm or our culture are important components of T. Rowe Price’s long-term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

Item 8(a)(4)

Ownership of Securities

Portfolio Manager	Fund	Dollar Range of Equity Securities Beneficially Owned*

Mark J. Vaselkiv	New America High Income Fund	None

* As of 12/31/2015.

Item 8(b) — Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Fund’s principal executive officer and principal financial officer concluded that the Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) provide reasonable assurances that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Fund in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Fund’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure, based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There was no change in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Fund’s second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)	The Code of Ethics.

(a)(2)	The certifications required by Rule 30a-2(a) under the 1940 Act.

(a)(3)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) under the 1940 Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The New America High Income Fund, Inc.

By:	/s/ Ellen E. Terry
Name:	Ellen E. Terry
Title:	President
Date:	March 4, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ellen E. Terry
Name:	Ellen E. Terry
Title:	President
Date:	March 4, 2016

By:	/s/ Ellen E. Terry
Name:	Ellen E. Terry
Title:	Treasurer
Date:	March 4, 2016